Exhibit 10.3

MASTER DISBURSEMENT AGREEMENT

among

JPMORGAN CHASE BANK, N.A.,

as Disbursement Agent

and

JPMORGAN CHASE BANK, N.A.,

as Agent

and

FULCRUM LLC,

as Construction Consultant

and

CAESARS LINQ, LLC,

as Linq Borrower

and

CAESARS OCTAVIUS, LLC

as Octavius Borrower

dated as of April 25, 2011

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TABLE OF CONTENTS

(continued)

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TABLE OF CONTENTS

(continued)

		Page

12.13.	Designation of Applicable Courts and Jurisdictions	39

12.14.	Further Assurances	39

12.15.	Reinstatement	39

12.16.	WAIVER OF JURY TRIAL	39

12.17.	Confidentiality	40

12.18.	Transfer of Accounts	40

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TABLE OF EXHIBITS

Exhibit
A	Form of Account Control Agreement
B	Form of Borrower’s Final Completion Certificate
C-1	Form of Conditional Waiver and Release Upon Final Payment
C-2	Form of Unconditional Waiver and Release Upon Final Payment
D	Form of Construction Consultant’s Final Completion Certificate
E	Form of Construction Manager’s Final Completion Confirmation Form
F	Form of Final Plans and Specifications Amendment Certificate
G	Form of In-Balance Test Certificate
H	Form of Construction Consultant’s Opening Date Confirmation Form
I	Closing Date Plans and Specifications
J-1	Form of Disbursement Request
J-2	Form of Construction Consultant’s Disbursement Confirmation Form
K	Form of Borrower’s Substantial Completion Certificate
L-1	Form of Conditional Waiver and Release Upon Progress Payment
L-2	Form of Unconditional Waiver and Release Upon Progress Payment
M-1	Form of Construction Consultant’s Substantial Completion Certificate
M-2	Form of Architect’s Substantial Completion Certificate
N	Form of Project Budget Amendment Confirmation Form
O	Form of Borrower’s Project Opening Date Certificate
P	Schedule of Project Cash Flows

MASTER DISBURSEMENT AGREEMENT

This MASTER DISBURSEMENT AGREEMENT (as amended, supplemented, restated or otherwise modified from time to time, this “Agreement”) is dated as of April 25, 2011 by and among JPMorgan Chase Bank, N.A., as disbursement agent (together with any successor disbursement agent permitted hereunder, the “Disbursement Agent”), JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent under the Credit Agreement (together with any successor Administrative Agent or Collateral Agent permitted thereunder, collectively, the “Agent”), Fulcrum LLC, as construction consultant (“Construction Consultant”), Caesars Linq, LLC, a Delaware limited liability company (the “Linq Borrower”) and Caesars Octavius, LLC, a Delaware limited liability company (the “Octavius Borrower”, together with the Linq Borrower, the “Borrowers”). Capitalized terms used herein have the meanings specified in Section 1 or, if not defined therein, the meanings specified in the Credit Agreement (defined below).

RECITALS

A. Project. The Linq Borrower desires to design, develop, construct, install, equip, finance, own, operate, maintain and lease Project Linq and the Octavius Borrower desires to design, develop, construct, install, equip, finance, own, operate, maintain and lease Project Octavius (collectively, the “Development”).

B. Credit Facility. Concurrently herewith, the Lenders under that certain Credit Agreement (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), dated as of the date hereof, by and among the Borrowers, the Agent, the financial institutions from time to time party thereto in the capacity of Lenders and the other agents and arrangers party thereto are providing Commitments to extend a first priority term loan to the Borrowers, in an aggregate principal amount of $450,000,000 (“Term Facility”). The proceeds of the loans extended under the Term Facility will be used (a) to pay Project Costs and debt service, (b) after both the Commencement of Operations of the Development and the Final Completion Date of both Projects shall have occurred, to fund any additional working capital requirements and other general corporate purposes not included in Project Costs, including debt service and (c) to pay fees and expenses incurred in connection with the Term Facility and the transactions related thereto (collectively, the “Permitted Fund Uses”).

C. Deposits. Concurrently herewith, the entire amount of the Term Facility will be borrowed by Borrower, of which $52,031,250 will be deposited in the Interest Reserve Account for application pursuant to the terms hereof and the remaining amount, after payment of fees and expenses incurred in connection therewith, in an amount equal to $397,968,750, will be deposited into the Loan Proceeds Account. From time to time CEC will contribute, or cause to be contributed, the Cash Contributions to the Borrowers as provided for in the Credit Agreement and the Borrowers will deposit such amounts at the times and on the terms provided herein into the Company Account. Such amounts will be disbursed for Permitted Fund Uses. All cash and other Permitted Investments maintained in the Loan Proceeds Account, the Interest Reserve Account, the Construction Disbursement Accounts, the Draw Accounts and the Company Account are owned beneficially by the Borrowers, subject to the security interests created therein by the Collateral Agreement in favor of the Agent for the benefit of the Secured Parties and subject to the terms and conditions of this Agreement and the Account Control Agreements.

D. Purpose. The parties have entered into this Agreement in order to set forth (i) the conditions upon which, and the manner in which, funds will be deposited in, transferred among and disbursed from the Accounts, and (ii) certain representations, warranties and covenants of the Borrowers.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions and Rules of Interpretation.

1.1. Definitions. The terms identified below in this Section 1 shall have the meanings herein specified:

“Account Control Agreement” means each of those certain Account Control Agreements, substantially in the form of Exhibit A, dated as of the date hereof, between any securities intermediary or depositary bank that may be party thereto from time to time and the Borrowers or the Agent, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time or replaced from time to time in which case such Account Control Agreement may give effect to the customary provisions required by the replacement deposit bank or securities intermediary.

“Accounts” means the Company Account, the Loan Proceeds Account, the Interest Reserve Account, the Construction Disbursement Accounts, the Draw Accounts, the Post-Completion Reserve Account, and any other accounts or sub-accounts established from time to time with respect thereto.

“Agency Fee Letter” means that certain fee letter, dated as of the date hereof, by and among the Borrowers, the Agent and the Disbursement Agent.

“Agent” has the meaning given in the preamble.

“Agreement” has the meaning given in the preamble.

“Anticipated Investment Income” means, at any time, with respect to an Account, the amount of investment income which the Borrowers reasonably determine will accrue on the funds in each such Account through the Scheduled Completion Dates of both Projects (and components thereto), taking into account the current and future anticipated rates of return on investments in each such account permitted under the Loan Documents, the anticipated times and amounts of draws from each such account for the payment of Project Costs for both Projects and the nature and tenor of the investments in which such funds are permitted to be invested.

“Applicable Courts” has the meaning given in Section 12.13.

“Applicable Permits” means all Permits that are required for the performance of the design, construction and operation of a Project.

“Architect” means the architect of record with respect to an applicable component of a Project, together with its successors and permitted assigns. If there is no architect of record with respect to an applicable component of a Project or if such architect of record is not then actively involved in the Project, then the applicable design-build Contractor or the Construction Manager (but, with respect to Project Linq, only so long as the Construction Manager is not a Borrower or CEC or one of its subsidiaries acting on its behalf) of such applicable component of a Project, together with its successor and permitted assigns may perform the duties and act in the capacity as Architect hereunder with respect to such component.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy”, as now and hereafter in effect, or any successor statute.

“Borrowers” has the meaning given in the preamble.

“Company Account” means account number [Redacted] in the name of Octavius Borrower established as of the date hereof at JPMorgan Chase Bank, N.A. or such account in replacement or substitution thereof.

“Company Allocation” shall mean at any time 100% minus the Loan Proceeds Allocation.

“Construction Consultant” has the meaning given in the preamble.

“Construction Contracts” means collectively, the contracts entered into from time to time between a Borrower (or any Construction Manager on behalf of a Borrower) and any Contractor in connection with the design, engineering, installation and construction of a Project or the supply of materials, fixtures, equipment or services in connection with the construction of a Project.

“Construction Disbursement Account” in the case of Project Linq, means account number [Redacted] in the name of Linq Borrower established as of the date hereof at JPMorgan Chase Bank, N.A. or such account in replacement or substitution thereof, and in the case of Project Octavius, means account number [Redacted] in the name of Octavius Borrower established as of the date hereof at JPMorgan Chase Bank, N.A. or such account in replacement or substitution thereof.

“Construction Manager” means a construction or development company retained by the applicable Borrower to act as construction manager in connection with either or both Projects, or components of a Project, together with its successors and permitted assigns. If a construction manager has not been retained by the applicable Borrower with respect to any Project or any component of a Project at any time, the applicable Borrower (or CEC or one of its subsidiaries acting on its behalf) may perform the duties and act in the capacity of the Construction Manager hereunder.

“Contractor” means any architects, consultants, designers, contractors, subcontractors, suppliers or other Persons engaged by a Borrower or any Construction Manager on behalf of a Borrower in connection with the design, engineering, installation and construction of a Project.

“Credit Agreement” has the meaning given in the recitals.

“Default” means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default.

“Deferred Subcontractor Waivers” means the Borrowers’ right to defer, in connection with a Disbursement, the delivery date of Lien releases and waivers from subcontractors covering work under such Disbursement to the time of and as a condition to the following Disbursement, but not in any event more than 60 days, so long as the applicable general contractor has delivered its Lien release and waiver with respect to the Disbursement covering such work and the Title Company has insured the Lenders against any such Liens based on the delivery of reasonably satisfactory undertakings from such general contractor.

“Delivery Date” shall mean the first date of delivery of any Project Budget, any Project Schedule or any Plans and Specifications with respect to a Project delivered hereunder, as applicable.

“De Minimus Adjustment” means an amendment to a Project Budget that complies with the requirements of Section 6.1.1 that does not amend any Line Item in such Project Budget by an amount of more than $5,000,000 or cause the aggregate amount of amendments to such Project Budget made without the recommendation for approval of the Construction Consultant pursuant to Section 6.1 to exceed $5,000,000.

“De Minimus Invoice Amount” means, with respect to any invoice for payment from a Contractor, an amount equal to or less than $100,000.

“De Minimus Draw” has the meaning given in Section 4.2.

“De Minimus Draw Request” has the meaning given in Section 4.2.

“De Minimus Scope Change” means any Scope Change to a Project or a component of a Project which (i) individually does not increase or decrease the amount of Project Costs projected for such Project by more than $5,000,000 and (ii) in the aggregate with all prior De Minimus Scope Changes for such Project made without the information and submittals requested pursuant to Section 6.3 does not increase or decrease the amount of Project Costs in the applicable Project Budget by more than $5,000,000.

“Disbursement” means a transfer of funds from the Loan Proceeds Account to the applicable Construction Disbursement Account or the applicable Draw Account in accordance with Section 4.1 or Section 4.2, as applicable.

“Disbursement Agent” has the meaning given in the preamble.

“Disbursement Request” has the meaning given in Section 4.1.1(a).

“Disbursement Request Date” shall mean each date the Borrower requests a Disbursement be made pursuant to a Disbursement Request.

“Disputed Amounts” with respect to a Project, means amounts for work, services, materials, fixtures or equipment for which a Borrower has in good faith provided a written notice to withhold payment pursuant to N.R.S. 624.609 and other applicable provisions of Nevada’s Prompt Pay Act or contested through other appropriate proceedings (in any event, so long as no foreclosure proceedings have been commenced with respect thereto or if commenced, such proceedings are stayed during the pendency of such contest); provided, that (i) adequate reserves with respect to such obligations contested in good faith are maintained on the books of the applicable Borrower to the extent required by GAAP, and (ii) if at the time of initial contest the aggregate amount of all disputed claims then being contested with respect to such Project exceeds $10,000,000, then upon notice from Disbursement Agent, the applicable Borrower shall either, at such Borrower’s discretion with respect to each then disputed claim applicable to such Project that individually exceeds $2,000,000: (a) obtain and post a surety bond for such disputed claim as provided for under N.R.S. 108.2413 which is effective to discharge the claimant’s lien rights or notice of lien in accordance with N.R.S. 108.2415 to 108.2425, inclusive, or (b) the Reserved Amount applicable to such disputed claim shall be reserved and set aside in the Loan Proceeds Account pending resolution of such contest and any excess of such Reserved Amount over the amount originally allocated for such work, services, materials, fixtures or equipment in the Project Budget shall be excluded from the calculations of Project Funds for purposes of the In-Balance Test with respect to a Project, to the extent not already provided for in such Project Budget.

“Draw Account” in the case of Project Linq, means account number [Redacted] in the name of Linq Borrower established as of the date hereof at JPMorgan Chase Bank, N.A. or such account in replacement or substitution thereof, and in the case of Project Octavius, means account number [Redacted] in the name of Octavius Borrower established as of the date hereof at JPMorgan Chase Bank, N.A. or such account in replacement or substitution thereof.

“Event of Default” has the meaning given in Section 7.

“Final Completion Date” means the first date on which each of the following conditions has been satisfied with respect to a Project:

(a) the Substantial Completion Date with respect to such Project shall have occurred;

(b) such Project shall have received a temporary certificate of occupancy from the applicable Governmental Authority;

(c) the applicable Borrower shall deliver to the Disbursement Agent an Officers’ Certificate in the form of Exhibit B to the effect that (i) all amounts required to be paid to Contractors have been paid (including any Punchlist Completion Amounts and Retainage Amounts, but excluding any Disputed Amounts with respect to which the applicable Reserved Amounts have been deposited into the Post-Completion Reserve Account and shall continue to be held therein as collateral for the Obligations pending final resolution of such Disputed Amounts), and (ii) the applicable Borrower (or Construction Manager) has received final Lien releases and waivers from each Contractor substantially in the forms of Exhibits C-1 and C-2, as applicable, other than with respect to Liens covered by such Reserved Amounts deposited in the Post-Completion Reserve Account;

(d) the Disbursement Agent shall have received a confirmation form of the Construction Consultant substantially in the form of Exhibit D and a certificate of the Construction Manager substantially in the form of Exhibit E, confirming the factual certification described in clause (c) above;

(e) the Disbursement Agent and the Construction Consultant shall have received “as-built” Plans and Specifications in CAD format showing the final specifications of all improvements comprising such Project;

(f) the Title Company shall have delivered to the Agent, the Disbursement Agent and the Construction Consultant an updated title search identifying all Liens of record through a date not more than 30 days prior to the Final Completion Date confirming that there are no intervening Liens or encumbrances other than Permitted Liens and Liens covered by Reserved Amounts held in the Post-Completion Reserve Account;

(g) the Disbursement Agent shall have received certificates of insurance in customary form, demonstrating compliance in all material respects with the insurance requirements for such Project applicable after completion of construction as specified in Section 5.02 of the Credit Agreement; and

(h) the applicable Borrower shall deliver to Disbursement Agent evidence reasonably satisfactory to Disbursement Agent that the applicable Borrower recorded and delivered a notice of completion in accordance with N.R.S. 108.228.

“Final Plans and Specifications” means, with respect to any particular work or improvement that constitutes a portion or component of a Project, the Plans and Specifications for such work or improvement to the extent such Plans and Specifications:

(a) have received all approvals, waivers or variances from all Governmental Authorities required to approve such Plans and Specifications that are necessary to commence construction of such work or improvements, if any;

(b) contain sufficient specificity to permit the completion of such work or improvement; and

(c) are signed by the Architect for such Project.

provided, however, that the Final Plans and Specifications may be modified from time to time in accordance with the terms hereof.

“Final Plans and Specifications Amendment Certificate” means, with respect to a Project, an Officers’ Certificate from the applicable Borrower in the form attached hereto as Exhibit F, together with the Construction Manager’s certificate, Construction Consultant’s confirmation form, and Architect’s certificate as provided in Exhibits 1, 2 and 3 of Exhibit F.

“Force Majeure Event” means any of the following events that causes a delay in the construction of a Project and is outside the applicable Borrower’s reasonable control: (a) an act of God (including, without limitation, a tornado, flood, earthquake, hurricane, etc.); (b) fires or other casualties; (c) strikes, lockouts or other labor disturbances; (d) acts of war, riots, insurrections, civil commotions, acts of terrorism or similar acts of destruction; (e) Requirements of Law enacted after the Delivery Date of the Project Schedule for such Project; (f) orders or judgments; or (g) embargoes, shortages or unavailability of materials, supplies, labor, equipment and systems that first arise after the Delivery Date of the Project Schedule for such Project.

“Governmental Action” means any consent, approval, recording, qualification, waiver or authorization of any Governmental Authority.

“Hard Costs” means, with respect to a Project, Project Costs incurred after the date hereof in accordance with the Project Budget for such Project (as in effect from time to time) under (i) the following Line Items:

(a) Construction Improvements

(b) Infrastructure Improvements

(c) General Conditions/Fees

(d) Project Contingency, and

(ii) any other line item categories set forth in the Project Budget for such Project (as in effect from time to time) designated as “Hard Costs.”

“In-Balance Test” shall be satisfied with respect to a Project as of any date of determination if, as of such date, the portion of the Project Funds then allocable to such Project equal or exceed the aggregate Remaining Costs for such Project, as set forth in an In-Balance Test Certificate calculated as of such date.

“In-Balance Test Certificate” shall mean a certificate of a Responsible Officer of a Borrower in substantially the form of Exhibit G, setting forth the calculation of the aggregate Project Funds, and showing the Borrowers’ then-current allocation of such Project Funds between the Projects, and the aggregate Remaining Costs for the Projects, and showing the Borrowers’ then-current allocation of such Remaining Costs between the Projects in accordance with the then-current Project Budgets, as determined by the Borrower in good faith as of the date of such certificate.

“Interest Reserve Account” means account number [Redacted], in the name of the Agent for the benefit of the Borrowers, established at JPMorgan Chase Bank, N.A. or such account in replacement or substitution thereof.

“Lease Bridge Payment” has the meaning given in the definition of Project Cash Flows.

“Line Item” means (i) with respect to a Project Budget (as in effect from time to time) each of the following line item categories of such Project Budget:

(a) Construction Improvements (both on-site and off-site)

(b) Infrastructure Improvements

(c) General Conditions/Fees

(d) Project Contingency

(e) Permits and Fees

(f) Furniture, Fixtures & Equipment

(g) Gaming

(h) Operation/Equipment Costs

(i) Systems Costs

(j) General Requirements

(k) Design

(l) Capitalized Construction Labor

(m) Working Capital

(n) Land (to the extent not included in the Contributed Assets)

(o) Real Estate Taxes and Capitalized Legal Costs

(p) Pre-Opening Expenses

(q) Interest payable prior to the applicable Scheduled Completion Date

(r) Roadway, if applicable

(s) Tenant Allowances

(t) Leasing Commissions, and

(ii) any other line item categories set forth in such Project Budget (as in effect from time to time), provided that the Line Items in the applicable Project Budget shall be sufficient to construct the Minimum Opening Day Facilities for such Project.

“Linq Borrower” has the meaning given in the preamble.

“Loan Proceeds Account” means account number [Redacted], in the name of the Agent for the benefit of the Borrowers, established at JPMorgan Chase Bank, N.A., or such account in replacement or substitution thereof.

“Loan Proceeds Allocation” shall mean at any time the percentage obtained by dividing (i) the amount of Project Costs paid from Disbursements from the Loan Proceeds Account prior to such time by (ii) the sum of the total amount of Project Costs paid prior to such time and $350,000,000.

“Minimum Opening Day Facilities” means, (i) in the case of Project Linq, (a) a mixed retail and entertainment development corridor referred to as the “RDE”, with at least 160,000 overall square feet of available space for leasing, consisting of multiple program components such as bars, restaurants, clubs and retail outlets, (b) a remodeled gaming space consisting primarily of the existing O’Sheas Casino gaming space, and (c) the Wheel Component, and (ii) in the case of Project Octavius, a 22 story, first class hotel tower containing at least 600 guest rooms and suites and 4 luxury villas.

“Nevada’s Prompt Pay Act” means N.R.S. Sections 624.606 to 624.630, inclusive, as the same may be amended from time to time.

“N.R.S.” means the Nevada Revised Statutes as in effect from time to time.

“Octavius Borrower” has the meaning given in the preamble.

“Opening Date” means, with respect to a Project, the first date on which each of the following has occurred:

(a) all material Applicable Permits with respect to the operation of such Project have been issued and are in full force and effect;

(b) the Borrower (or Construction Manager) has received Lien releases and waivers from each Contractor substantially in the forms of Exhibits C-1, C-2, L-1 and L-2, as applicable, covering all work on the Project through the Disbursement Request Date immediately prior to the Opening Date, other than Liens related to Permitted Amounts and Deferred Subcontractor Waivers;

(c) the Construction Consultant has delivered a confirmation form to the Disbursement Agent, substantially in the form attached as Exhibit H, confirming that such Project is generally complete in all material respects in accordance with the Final Plans and Specifications;

(d) such Project is open to the public and operating and has at least the Minimum Opening Day Facilities open and operating;

(e) the term of the Lease Agreement applicable to such Project shall have commenced, all rent due and payable under such Lease Agreement prior to such Opening Date has been paid in full and no event of default under such Lease Agreement has occurred and is then continuing;

(f) such Project is operating in accordance with applicable law in all material respects.

“Permits” means all permits, entitlements or other discretionary approvals issued under applicable law required to be obtained at such time.

“Permitted Amounts” means, without duplication, (i) Punchlist Completion Amounts, (ii) Retainage Amounts, (iii) Disputed Amounts, and (iv) De Minimus Invoice Amounts.

“Permitted Fund Uses” has the meaning given in Recital B.

“Plans and Specifications” means the then current drawings, plans and specifications for a Project or a portion or component thereof prepared by a Borrower, the Architects or the Construction Manager and made available to the Construction Consultant at the location set forth on Exhibit I or such other location as otherwise agreed upon by the Borrower and the Construction Consultant, which Plans and Specifications will provide for at least the Minimum Opening Day Facilities for the applicable Project.

“Platform” has the meaning given in Section 12.7.

“Post-Completion Reserve Account” means an additional Account or Accounts which may be established on the Final Completion Date for a Project, if needed, to hold all Reserved Amounts related to Disputed Amounts that remain unresolved on such date with respect to such Project, which account shall be in the name of the applicable Borrower established at JPMorgan Chase Bank, N.A. or such account in replacement or substitution thereof.

“Posted Documents” has the meaning given in Section 12.7.

“Project” means Project Linq or Project Octavius, as applicable.

“Project Budget” means the Project Linq Budget or the Project Octavius Budget, as the context may require.

“Project Budget Amendment Certificate” has the meaning given in Section 6.1.3.

“Project Cash Flows” means, as of any date for purposes of determining remaining Project Funds, the amount of funds identified on the schedule attached hereto as Exhibit P in the initial aggregate amount of $73,000,000, which are expected to come from rent payments under the Lease Agreements; provided that, if any such payment is not made under the applicable Lease Agreement at the time scheduled therefor as set forth on Exhibit P and at such time the In-Balance Test would not be satisfied such that the conditions to Disbursements would not be satisfied as a result of such failure to make such payment, or to the extent there are insufficient funds on deposit in the Accounts available to make a scheduled Disbursement, such payment shall be made at such time as scheduled (in an amount equal to the lesser of the amount scheduled and the amount required to satisfy the In-Balance Test or fund the Disbursement, as the case may be) to the extent that the conditions to Disbursement would be satisfied after giving effect to such payment (any such payment made pursuant to this proviso, a “Lease Bridge Payment”); provided further, that from and after the date payments are being made under the Lease Agreements in accordance with the schedule, the Borrowers may make Restricted Payments in an aggregate amount not to exceed the amount of Lease Bridge Payments previously made to the extent such Restricted Payment would not cause the In-Balance Test to fail to be satisfied.

“Project Costs” means all cash costs incurred or to be incurred in connection with the financing (excluding fees and expenses payable in connection with the Credit Agreement and other non-cash costs or items not required to be paid in cash prior to the date on which the Final Completion Date of both Projects is then projected to occur), design, development, permitting, site preparation, construction (including off-site work), repair, equipping (including fixtures), licensing, leasing and opening of the Projects.

“Project Documents” means the Construction Contracts, and each other agreement entered into relating to the development, construction, maintenance or operation of a Project (other than the Loan Documents).

“Project Funds” mean, at any given time, the sum (without duplication) of (a) the aggregate amounts on deposit in the Accounts, (b) the remaining amount of Cash Contributions to be made pursuant to Article VI(A)(b) of the Credit Agreement and Section 4.6 hereof not previously deposited into the Company Account, (c) the remaining Project Cash Flows identified on the schedule attached as Exhibit P with respect to the period of time after the applicable date of determination of “Project Funds” that have not previously been deposited into the Company Account, (d) the Anticipated Investment Income from and after such date as set forth in a calculation provided to Disbursement Agent in the format set forth in Attachment 1 to Exhibit G, (e) the aggregate amount of cash and cash equivalents of the Borrowers and the Loan Parties (other than on deposit in the Accounts), which amount shall be as set forth in a certificate of a Responsible Officer of the applicable Borrower delivered to the Disbursement Agent, (f) the amount available in respect of the Completion Guarantee for the applicable Project, (g) that portion of the Guaranteed Interest Obligations equal to the difference between projected interest expense as set forth in the applicable Project Budget and the balance of the Interest Reserve Account allocated for such Project, and (h) the amount of any lending commitments available (including under the Credit Agreement) to the Borrowers (if any), as set forth in a certificate of a Responsible Officer of the applicable Borrower delivered to the Disbursement Agent. Disbursement Agent shall have the right to rely on the information provided in any of the certificates referred to in the definition of Project Funds without investigation into the accuracy of such certifications.

“Project Linq Budget” means the project budget for Project Linq delivered to the Administrative Agent pursuant to Section 4.03(d) of the Credit Agreement, as amended from time to time in accordance with the terms of this Agreement.

“Project Linq Scheduled Completion Date” means October 31, 2013, as the same may from time to time be modified pursuant to Section 6.7.

“Project Octavius Budget” means the project budget for Project Octavius delivered to the Administrative Agent pursuant to Section 4.04(d) of the Credit Agreement, as amended from time to time in accordance with the terms of this Agreement.

“Project Octavius Scheduled Completion Date” means October 31, 2012, as the same may from time to time be modified pursuant to Section 6.7.

“Project Schedule” means each of the schedules for construction and completion of Project Linq or Project Octavius delivered to the Administrative Agent pursuant to Section 4.03(c) and Section 4.04(c) of the Credit Agreement, as amended from time to time in accordance with the terms of this Agreement, as the context may require.

“Punchlist Completion Amount” means, with respect to a Project, from time to time from and after the Substantial Completion Date of such Project, the estimated cost to complete all remaining Punchlist Items (certified by the applicable Borrower and reasonably confirmed by the Construction Consultant with respect to each Disbursement from and after the Substantial Completion Date in their respective certificates or confirmation form substantially in the form of Exhibit J-1 and Exhibit J-2).

“Punchlist Items” means, with respect to a Project, minor or insubstantial details of construction or mechanical adjustment, the non-completion of which, when all such items are taken together, will not interfere in any material respect with the use or occupancy of such Project for its intended purposes or the ability of the owner or lessee, as applicable, of any portion of such Project (or any tenant thereof) to perform work that is necessary to prepare such portion of such Project for such use or occupancy.

“Qualified Bank” means (a) a banking corporation or association organized and doing business under the laws of the United States of America or of any State, (b) is authorized under such laws to exercise banking powers, (c) has a combined capital and surplus of at least $500,000,000 as of the Closing Date and (d) is subject to supervision or examination by federal or state authorities.

“Quarterly Date” means the last Business Day of each March, June, September and December from the date hereof until the Final Completion Date.

“Realized Savings” means, as of any date, with respect to any Line Item in a Project Budget, the excess of (i) the Remaining Budgeted Amount for such Line Item over (ii) the Remaining Costs with respect to such Line Item; provided, however, that Realized Savings for any Line Item shall be deemed to be zero unless and until the Borrower has delivered an executed Project Budget Amendment Certificate (together with all exhibits thereto) which includes such Realized Savings and such certificate is reasonably satisfactory to the Construction Consultant and Disbursement Agent (except that any savings achieved by De Minimus Adjustments shall be included so long as Borrower has given the Construction Consultant written notice thereof) ; provided, further, that no Realized Savings shall be obtainable with respect to the “Project Contingency” Line Item in a Project Budget; provided, still further, that the Realized Savings for any Line Item pertaining to amounts payable pursuant to a guaranteed maximum price contract shall be deemed to be zero, except to the extent such contract has been amended to reduce the guaranteed maximum price thereunder.

“Remaining Budgeted Amount” for any Line Item on a Project Budget means the Total Budgeted Amount for such Line Item in the Project Budget less the amount previously spent with respect to such Line Item.

“Remaining Costs” means, with respect to a Project, at any date of determination and with respect to any Line Item in the Project Budget for such Project (other than the “Project Contingency” Line Item in the Project Budget) the amount of Project Costs the applicable Borrower reasonably expects to expend after such date of determination to complete the tasks set forth in such Line Item as certified by the Borrower; provided, that, prior to the first Delivery Date of the Project Budget with respect to a Project, the Remaining Costs with respect to such Project shall be the amounts estimated therefor in good faith by the Borrowers from time to time to be applicable to such Project prior to such Delivery Date (and the term “Project Budget” as used herein shall be as construed accordingly).

“Required Contingency” means, at any time, with respect to a Project, a minimum amount required to be maintained with respect to the “Project Contingency” Line Item in the Project Budget for such Project, which shall be the original amount of such Line Item less (a) 20% of the original amount of such Line Item, and less (b) an additional percentage of such original amount of the Project Contingency Line Item corresponding to the percentage of the applicable Project that has been completed prior to such time.

“Requirements of Law” means, as to any person, the organizational documents of such person if not a natural person, any law, treaty, order, rule or regulation or binding, non-appealable determination of an arbitrator or a court or other Governmental Authority, including, without limitation, zoning and subdivision ordinances, building codes, Applicable Permits, Environmental Laws, Gaming Laws and Liquor Laws, in each case applicable to or binding upon such person or any of its Real Property or to which such person or any of its Real Property is subject.

“Reserved Amount” means, with respect to a Project, as of any date of determination, as applicable: (a) 150% of the Punchlist Completion Amount for uncompleted Punchlist Items, or (b) 150% of the aggregate of all Disputed Amounts.

“Retainage Amounts” means, at any given time, amounts that have accrued and are owing under the terms of a Construction Contract for work, materials or services already provided but which at such time (in accordance with the terms of the Construction Contract) are being withheld from payment to the Contractor thereunder until certain subsequent events (e.g., completion benchmarks) have been achieved.

“Scheduled Completion Date” means the Project Linq Scheduled Completion Date or the Project Octavius Scheduled Completion Date, as the context may require.

“Scheduled Opening Date” means with respect to Project Linq, July 31, 2013, and with respect to Project Octavius, July 31, 2012, as the same may from time to time be modified pursuant to Section 6.7.

“Scope Change” means, with respect to a Project, any material change in the Plans and Specifications which materially alters the nature of such Project or any other material change to the design, layout, architecture or quality of such Project from that which is contemplated under the initial Plans and Specifications with respect to such Project (unless such change is due to or related to a Requirement of Law); provided that it is acknowledged that any refinements or embellishments to the Plans and Specifications in a manner which is not materially inconsistent with such Plans and Specifications shall not be considered a “Scope Change.”

“Substantial Completion Date” means, with respect to a Project, the first date on which each of the following conditions has been satisfied:

(a) the Borrower shall have delivered to the Agent (with a copy to the Construction Consultant):

(i) an Officers’ Certificate in the form of Exhibit K, certifying that:

(A) the Opening Date for such Project has occurred;

(B) all material Applicable Permits with respect to the operation of such Project in all material respects have been issued and are in full force and effect;

(C) all amounts required to be paid to Contractors in connection with completing such Project have been paid, other than Permitted Amounts, so long as the applicable Reserved Amounts have been reserved in the Accounts, and other than with respect to Deferred Subcontractor Waivers; and

(D) the Borrower (or Construction Manager) has received Lien releases and waivers from each Contractor substantially in the forms of Exhibits C-1, C-2, L-1 and L-2, as applicable, covering all work on such Project through the Disbursement Request Date immediately prior to the Opening Date, other than with respect to Permitted Amounts and Deferred Subcontractor Waivers;

(ii) a confirmation form of the Construction Consultant, substantially in the form of Exhibit M-1, confirming the factual certification described in clause (i) above; and

(iii) an updated title search identifying all Liens of record through a date not more than 30 days prior to the Substantial Completion Date confirming that there are no intervening Liens or encumbrances other than Permitted Liens or with respect to Permitted Amounts.

(b) the Borrower shall have delivered a list of any remaining Punchlist Items with respect to such Project to the Disbursement Agent and the Construction Consultant and such list shall be reasonably satisfactory to the Construction Consultant as a reasonable final punchlist in all material respects;

(c) the Borrower shall have delivered its budgeted costs with respect to Punchlist Items with respect to such Project to the Disbursement Agent and the Construction Consultant and such budgeted costs shall not appear to be unreasonable to the Construction Consultant; and

(d) the Architect shall have delivered a certificate substantially in the form of Exhibit M-2, confirming that, with respect to the portion of the Project constructed pursuant to the Plans and Specifications prepared or managed by the Architect, the construction performed to date is substantially complete in conformance with the Plans and Specifications of each material portion of the work reflected in the Final Plans and Specifications with respect to such Project and each such certificate or notice shall have been accepted by the Borrower and reviewed by the Construction Consultant in accordance herewith.

“Title Company” means Chicago Title Insurance Company, or such other title company retained by the Borrowers (and reasonably acceptable to the Agent) to perform the duties of the Title Company hereunder.

“Total Budgeted Amount” with respect to any Line Item in a Project Budget at any given time means the total amount of Project Costs budgeted for such Line Item in such Project Budget at such time.

“Wheel Component” means the component of Project Linq consisting of an observation wheel of at least 450 feet high containing multiple capsules, with a maximum overall capacity for the wheel of at least 800 passengers at one time, including all supports, footings, other infrastructure and easements related thereto.

1.2. Rules of Interpretation. Captions in this Agreement are for convenience only and shall not be considered or referred to in resolving questions of interpretation of this Agreement. The singular includes the plural, and the plural includes the singular. The word “or” is not exclusive. Except as otherwise defined, accounting terms have the meanings assigned to them by U.S. GAAP, as in effect on the date hereof, as applied by the accounting entity to which they refer. The words “include,” “includes” and “including” are not limiting. A reference in a document to an Article, Section, Exhibit, Schedule, Annex or Appendix is to the Article, Section, Exhibit, Schedule, Annex or Appendix of such document unless otherwise indicated. Exhibits, Schedules, Annexes or Appendices to any document shall be deemed incorporated by reference in such document. In the event of any conflict between the provisions of this Agreement (exclusive of the Exhibits, Schedules, Annexes and Appendices thereto) and any Exhibit, Schedule, Annex or Appendix hereto, the provisions of this Agreement shall control. References to any document, instrument or agreement (x) shall include all exhibits, schedules and other attachments thereto, (y) shall include all documents, instruments or agreements issued or executed in replacement thereof, and (z) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time. The words “hereof,” “herein” and “hereunder” and words of similar import when used in any document shall refer to such document as a whole and not to any particular provision of such document. References to “days” shall mean calendar days, unless the term “Business Days” shall be used. References to a time of day shall mean such time in New York, New York, unless otherwise specified.

2. Appointment of Disbursement Agent; Establishment of Accounts; Related Provisions.

2.1. Appointment of the Disbursement Agent. The Disbursement Agent is hereby appointed by the Borrowers and the Agent as disbursement agent hereunder, and the Disbursement Agent hereby agrees to act as such and to accept and promptly cause to be deposited into the Loan Proceeds Account, the Interest Reserve Account and the Company Account all cash, payments and other amounts to be delivered to the Disbursement Agent for deposit into such Accounts, and to promptly cause to be withdrawn from such Accounts, for deposit into the applicable Construction Disbursement Account, the applicable Draw Account, or the Post-Completion Reserve Account, or otherwise, such payments as may be expressly provided for pursuant to the terms of this Agreement or the Credit Agreement.

2.2. Establishment of Accounts.

2.2.1. Establishment of the Company Account. Concurrently with the execution and delivery of this Agreement, the Borrowers shall enter into an Account Control Agreement pursuant to which the account bank thereunder shall establish and maintain the Company Account. The Borrowers shall cause the Company Account to be maintained at all times until the Company Account is permitted to be closed in accordance with Section 4.5. From time to time, there may be deposited into the Company Account the following funds, including, without limitation, (provided that those funds described in clauses (i), (iii), (iv), (v), and (vi) below shall be deposited into the Company Account): (i) all amounts funded as Cash Contributions by or on behalf of CEC at the times and on the terms contemplated by Section 4.6, (ii) all amounts funded for the account of the Borrowers by CEC pursuant to its guarantee of interest under Article VI(A)(c) of the Credit Agreement at the times and on the terms contemplated by Section 4.6, (iii) all amounts funded for the account of the Borrower by CEC pursuant to its Completion Guarantee at the times and on the terms contemplated by such Completion Guarantee and Section 4.6, (iv) all Project Cash Flows as and when required by the definition thereof, (v) all amounts received by any Loan Party prior to the Final Completion Date of a Project in respect of liquidated or other damages under the Project Documents relating to such Project, net of costs and expenses in obtaining such amounts and taxes relating thereto, (vi) all condemnation and casualty proceeds (including casualty insurance proceeds) received in respect of a Project prior to the Final Completion Date of such Project, net of costs and expenses in obtaining such amounts and taxes relating thereto, (vii) amounts paid under any payment and performance bonds delivered to any Loan Party under the Construction Contracts relating to a Project (other than amounts directly applied to the payment of Project Costs), if any, (viii) investment income and interest from investments in any Account, and (ix) such other amounts not required to be deposited in any other Account that a Borrower elects to deposit in the Company Account. Subject to the terms of the Account Control Agreement, the Borrowers, and, if the Borrowers provide appropriate instruction therefor to the account bank, the Construction Manager, shall be permitted from time to time after the Closing Date to draw checks on and otherwise withdraw amounts on deposit in the Company Account to pay Permitted Fund Uses, including without limitation, Project Costs.

2.2.2. Establishment of the Loan Proceeds Account. On or prior to the Closing Date, the Loan Proceeds Account shall be established with the Agent, in its capacity as securities intermediary or deposit account bank, for the benefit of the Borrowers. The Loan Proceeds Account shall be maintained by the Agent at all times until the Loan Proceeds Account is permitted to be closed in accordance with Section 4.5. On the Closing Date, the Agent shall deposit $397,968,750 of the proceeds of the Term Facility into the Loan Proceeds Account. The Disbursement Agent shall be permitted to withdraw amounts on deposit in the Loan Proceeds Account for deposit in the applicable Construction Disbursement Account, the Company Account and/or the applicable Draw Account in accordance with Article 4, for payment to the Agent pursuant to Section 3.1 or Section 3.3.1 and payment to the Disbursement Agent pursuant to Section 3.3.2. All investment income or interest received from amounts on deposit in the Loan Proceeds Account are for the benefit of the Borrowers and are to be deposited in the Company Account in accordance with Section 2.2.6.

2.2.3. Establishment of the Construction Disbursement Accounts. Concurrently with the execution and delivery of this Agreement, the Borrowers shall enter into an Account Control Agreement pursuant to which the account bank thereunder shall establish and maintain a separate Construction Disbursement Account for each Project. The Borrowers shall cause the Construction Disbursement Account for a Project to be maintained at all times until such Construction Disbursement Account is permitted to be closed in accordance with Section 4.5. Subject to the terms of the Account Control Agreement, the Borrowers, and, if the Borrowers provide appropriate instruction therefor to the account bank, the Construction Manager, shall be permitted from time to time to draw checks on and otherwise withdraw amounts on deposit in a Construction Disbursement Account to pay Permitted Fund Uses, including Project Costs for the related Project.

2.2.4. Establishment of the Interest Reserve Account. On or prior to the Closing Date, the Interest Reserve Account shall be established with the Agent, in its capacity as securities intermediary or deposit account bank, for the benefit of the Borrowers. The Agent shall be permitted to withdraw amounts on deposit in the Interest Reserve Account in accordance with Section 4.4. The Interest Reserve Account shall be maintained by the Agent at all times until the Interest Reserve Account is permitted to be closed in accordance with Section 4.4. On the Closing Date, the Agent shall deposit $52,031,250 of the proceeds of the Term Facility in the Interest Reserve Account, which amount has been determined in accordance with the calculation set forth in a certificate of a Responsible Officer of the Borrowers. All investment income or interest received from amounts on deposit in the Interest Reserve Account are for the benefit of the Borrowers and are to be deposited in the Company Account in accordance with Section 2.2.6.

2.2.5. Establishment of the Draw Accounts. Concurrently with the execution and delivery of this Agreement, the Borrowers shall enter into an Account Control Agreement pursuant to which the account bank thereunder shall establish and maintain a separate Draw Account for each Project. The Borrowers shall cause the Draw Account for a Project to be maintained at all times until such Draw Account is permitted to be closed in accordance with Section 4.5. From time to time, the Disbursement Agent shall deposit De Minimus Draws in the applicable Draw Accounts pursuant to Section 4.2, provided that in no event shall a De Minimus Draw be so deposited if it, when combined with any amounts remaining in both Draw Accounts, would exceed $5,000,000 in the aggregate. Subject to the terms of the Account Control Agreement, the Borrowers, and, if the Borrowers provide appropriate instruction therefor to the account bank, the Construction Manager shall be permitted from time to time to draw checks on and otherwise withdraw amounts on deposit in a Draw Account to pay Permitted Fund Uses, including without limitation, Project Costs for the related Project.

2.2.6. Investment Income. Cash in the Accounts may be invested in such Permitted Investments as may be selected from time to time by the Borrowers, by written direction to the Agent, provided that all costs and expenses thereof shall be paid by the Borrowers. The Agent shall cause any investment income or interest received from amounts on deposit in the Loan Proceeds Account and the Interest Reserve Account to be deposited in the Company Account on the 10th day of each month (or if such 10th day is not a Business Day, the next succeeding Business Day).

2.3. Acknowledgment of Security Interest; Control. Pursuant to the Collateral Agreement, in order to secure the Loans, the Borrowers have pledged to, and created in favor of the Agent a security interest in and to, the Accounts, all Cash, Cash Equivalents, instruments, investments, securities entitlements and other securities or amounts at any time on deposit in or credited to the Accounts, and all proceeds of any of the foregoing. All moneys, Cash Equivalents, instruments, investments and securities at any time on deposit in or credited to any of the Accounts shall constitute collateral security for the payment and performance of the Loans and shall at all times be subject to the control of the Agent and shall be held in the custody of the securities intermediary or account bank.

2.4. The Borrower’s Rights. Management of the Accounts shall, in each case, be in accordance with the provisions hereof.

3. Certain Responsibilities of the Disbursement Agent.

3.1. Disbursements from the Loan Proceeds Account. Subject to Sections 3.5 and 4.1.3, the Disbursement Agent shall disburse or cause to be disbursed funds from the Loan Proceeds Account in accordance with Disbursement Requests after approval thereof in accordance with the terms hereof and only upon satisfaction (or waiver by the Agent) of the applicable conditions to disbursement set forth herein. In addition and notwithstanding anything herein to the contrary, upon at least 3 Business Days prior written notice from the Borrowers to the Disbursement Agent and the Agent, the Disbursement Agent shall disburse or cause to be disbursed funds from the Loan Proceeds Account to the Agent on behalf of the Borrowers to make repayments of the Term B Loans pursuant to Section 2.10 or 2.11 of the Credit Agreement so long as, unless the Term B Loans will be repaid in full (but not in part) in connection with such repayment, the In-Balance Test with respect to both Projects continues to be satisfied after such Disbursement.

3.2. Transfer of Funds at the Direction of the Agent. Subject to Sections 3.5 and 4.1.3, but notwithstanding any other provision to the contrary in this Agreement, from and after the date the Disbursement Agent receives written notice from the Agent that an Event of Default exists until such time as the Disbursement Agent receives written notice from the Agent that such Event of Default no longer exists, the Disbursement Agent shall not disburse or cause the disbursement of any funds from the Loan Proceeds Account and withdrawal and transfer of amounts from the Loan Proceeds Account shall be made only by the Agent; provided, however, that Disbursement Requests submitted by a Borrower hereunder solely for payments of insurance premiums on insurance policies required for a Project under the Loan Documents or for the payment of Taxes assessed against a Project or Project site shall be honored to the extent of Disbursements necessary for payment of such amounts notwithstanding the continuance of any such Event of Default, unless and until the Agent shall have notified the Disbursement Agent that such Disbursements are not to be made or shall have issued a prohibition notice or a notice of sole control pursuant to an applicable Account Control Agreement.

3.3. Payment of Compensation.

3.3.1. Compensation of the Agent. On the first Business Day after each anniversary of this Agreement, the Disbursement Agent shall transfer the fees and any other amounts scheduled to be paid under Section 2.12(c) of the Credit Agreement from the Loan Proceeds Account directly to the Agent (with concurrent notice of such payment to the Borrowers), which amount shall constitute compensation for services to be performed by the Agent during such year.

3.3.2. Compensation of the Disbursement Agent. On the first Business Day after each anniversary of this Agreement, the Disbursement Agent shall transfer the fees and any other amounts scheduled to be paid under the Agency Fee Letter from the Loan Proceeds Account directly to the Disbursement Agent (with concurrent notice of such payment to the Borrowers), which amount shall constitute compensation for services to be performed by the Disbursement Agent during such year. If Disbursement Agent has received any fees attributable to the period after which a successor Disbursement Agent assumes the role of Disbursement Agent, any successor Disbursement Agent shall be entitled to receive from the immediately prior Disbursement Agent the prorated amounts set forth in Section 11.1.4 for the period after which such successor Disbursement Agent becomes the disbursement agent under this Agreement pursuant to Section 11.1.4.

3.4. Periodic Review.

3.4.1. Review by Disbursement Agent. The Disbursement Agent shall act in good faith in the performance of its duties hereunder. Commencing upon execution and delivery hereof, the Disbursement Agent shall have the right, but shall have no obligation, to meet periodically at reasonable times upon reasonable advance notice with representatives of each of the Agent, each Borrower, the Construction Consultant and such other employees, consultants or agents thereof as the Disbursement Agent shall reasonably request to be present for such meetings. In addition, the Disbursement Agent shall have the right, but shall have no obligation, at reasonable times during customary business hours and at reasonable intervals upon prior notice to review, to the extent it deems reasonably necessary or appropriate to permit it to perform its duties hereunder, all information (including Construction Contracts) supporting any Disbursement Request and any certificates in support of any of the foregoing. The Disbursement Agent shall be entitled to examine, copy and make extracts of the books, records, accounting data and other documents of the Borrowers that are reasonably necessary or appropriate to permit it to perform its duties hereunder, including, without limitation, bills of sale, statements, receipts, contracts or agreements, which relate to any materials, fixtures or articles incorporated into a Project (excluding each of the foregoing which is subject to attorney client privilege, attorney work product or subject to confidentiality restrictions binding on the Borrowers). The rights of the Disbursement Agent under this Section 3.4 shall not (a) extend any review or response periods in Section 4.1.1 of this Agreement, or (b) be construed as an obligation, it being understood that the Disbursement Agent’s duty is solely limited to act upon certificates and Disbursement Requests submitted by the Borrowers and instructions of the Agent hereunder, and the Disbursement Agent shall be protected in acting upon any Disbursement Request which appears to be valid on its face and to be duly executed by an authorized representative of a Borrower.

3.4.2. Review by Construction Consultant. The Borrowers shall permit the Construction Consultant (acting as a representative for the Lenders) to meet periodically at reasonable times during customary business hours and at reasonable intervals with representatives of the Borrowers, the Construction Manager, the Architect and such other employees, consultants or agents thereof as the Agent or the Construction Consultant shall reasonably request to be present for such meetings (it being understood that the parties intend, so far as reasonably practicable and without prejudice to any of the rights of the Disbursement Agent or the Agent under the Loan Documents to request more frequent meetings, or meetings at different times, to coordinate such meetings to coincide with any schedule of monthly meetings established between the Borrower and the Construction Manager). Subject to any restrictions imposed by Gaming Laws or Gaming Authorities and safety-related requirements, the Borrower shall permit the Construction Consultant (a) to perform such observations of the Real Properties and the Projects as the Construction Consultant deems reasonably necessary or appropriate in the performance of its duties on behalf of the Lenders, (b) at reasonable times during customary business hours upon prior notice, to the extent it deems reasonably necessary or appropriate to permit it to perform its duties, to review and examine the Plans and Specifications and all shop drawings relating to a Project, and all information (including Construction Contracts) supporting the amendments to a Project Budget, amendments to any Construction Contracts, any Disbursement Request and any certificates in support of any of the foregoing and to observe materials stored at any Mortgaged Property, a Project, or off-site facilities where materials designated for use in a Project are stored, and (c) to review the insurance required pursuant to the terms of the Loan Documents. The Borrowers hereby authorize the Agent, the Disbursement Agent and the Construction Consultant to contact any payee of a Borrower for purposes of confirming receipt of progress payments; provided that the Agent, the Disbursement Agent and the Construction Consultant shall have no obligation to contact any such payee to so confirm. In addition, the

Agent, the Disbursement Agent (and the Construction Consultant) shall be entitled to examine, copy and make extracts of the books, records, accounting data and other documents of the Borrowers relating to the construction of a Project, including, without limitation, bills of sale, statements, receipts, Lien releases and waivers, contracts or agreements, which relate to any materials, fixtures or articles incorporated into a Project (excluding each of the foregoing which is subject to attorney client privilege, attorney work product or subject to confidentiality restrictions binding on the Borrowers). From time to time, at the reasonable request of the Agent, the Disbursement Agent or the Construction Consultant, the applicable Borrower shall deliver to the Agent, the Disbursement Agent and the Construction Consultant a Project Schedule for its Project. Subject to any restrictions imposed by Gaming Laws or Gaming Authorities and safety-related requirements, the Borrowers shall reasonably cooperate with the Construction Consultant in assisting the Construction Consultant to perform its duties and exercising its review and observation rights hereunder to take such further steps as the Agent, the Disbursement Agent or the Construction Consultant reasonably may request in order to facilitate the performance of such obligations or the exercise of such rights.

3.5. Special Procedures for Unpaid Contractors. If an Event of Default has occurred and is continuing, the Borrowers agree that the Disbursement Agent shall make or cause to be made advances and transfer any or all sums in the Loan Proceeds Account to the extent directed by the Agent, either by a check (which may be made payable jointly to a Contractor and one or more of its subcontractors, vendors or materialmen) payable to, or by a deposit directly into the account of: (a) any Contractor for any amounts due and owing (including without limitation Retainage Amounts then due and payments in settlement of any Disputed Amounts) to such Contractor under the relevant Construction Contract; or (b) any other subcontractors, vendors or materialmen, in each case in payment of amounts due and owing (including without limitation Retainage Amounts then due and payments in settlement of any Disputed Amounts) to such parties from a Borrower without further authorization from the Borrower and, upon the occurrence and continuation of an Event of Default, the Borrowers hereby constitute and appoint the Disbursement Agent as their true and lawful attorney-in-fact to make or cause the making of such direct payments and this power of attorney shall be deemed to be a power coupled with an interest and shall be irrevocable; provided that the Disbursement Agent shall (i) not exercise its rights under this power of attorney except to make payments (x) as directed by a Borrower pursuant to a Disbursement Request or (y) in accordance with Section 4.1.3, and (ii) provide detailed notices to the Borrowers of any such advances concurrent with payment of the same. No further direction or authorization from the Borrowers shall be necessary to warrant or permit the Disbursement Agent to make or cause the making of such advances in accordance with the foregoing sentence. The Disbursement Agent shall consult with, and may (but shall not be obligated to) seek recommendations from, the Construction Consultant in making any advances or transfers under this Section 3.5. Provided that the Disbursement Agent shall utilize commercially reasonable practices in the performance of its duties hereunder, the Disbursement Agent shall have no liability for any advances or transfers made in accordance with this Section 3.5.

4. Disbursements.

4.1. Procedure for Approving Disbursements from the Loan Proceeds Account.

4.1.1. Disbursement Requests.

(a) Each Borrower shall have the right from time to time from and after the satisfaction (or waiver by the Agent or the Disbursement Agent) of (i) the conditions in Section 4.03 of the Credit Agreement, with respect to Disbursement Requests in respect of Project Linq, or (ii) the conditions in Section 4.04 of the Credit Agreement, with respect to Disbursement Requests in respect of Project Octavius, no more frequently than once per calendar month for each Project to submit to the Disbursement Agent and the Construction Consultant a request substantially in the form of Exhibit J-1 (a “Disbursement Request”), not later than 14 Business Days prior to the scheduled date of such Disbursement (or such shorter period as may be approved from time to time by Disbursement Agent), which shall be accompanied by the completed schedules thereto (and attachments to such schedules but excluding Exhibit 1 to Exhibit J-1), for the disbursement of funds from the Loan Proceeds Account to the applicable Construction Disbursement Account (it being understood that disbursement requests from the Loan Proceeds Account to a Draw Account shall be governed by Section 4.2). Each Borrower and Disbursement Agent shall agree upon the scheduled date for such monthly Disbursements, which shall be the same day of the month for both Projects, and such date may change from time to time, or be different for the two Projects, but only by agreement of the Borrowers and the Disbursement Agent.

(b) If all or any portion of the applicable Disbursement Request satisfies the requirements of Section 4.1.2, the Construction Consultant shall deliver to the Disbursement Agent a complete and executed confirmation form substantially in the form of Exhibit J-2 within 10 Business Days following submission of such complete and final Disbursement Request. The Disbursement Agent may request in writing additional documentation not later than 7 Business Days after submission of such Disbursement Request. If any such additional documentation is requested, the 10-Business Day period for Construction Consultant to issue such confirmation form shall be extended but solely to the extent the Construction Consultant reasonably requires additional time (not to exceed 3 Business Days after the date of delivery of such requested documentation to the Construction Consultant) to review any such information provided subsequent to delivery of the Disbursement Request. After the Construction Consultant has submitted to the Disbursement Agent such confirmation form, then within 4 Business Days following submission of such confirmation form, to the extent set forth in such Disbursement Request, the Disbursement Agent shall transfer or cause to be transferred funds in the amount specified in such Disbursement Request (or if applicable, the portion that satisfied the requirements of Section 4.1.2) to the Construction Disbursement Account for the applicable Project.

(c) The Disbursement Agent and the Construction Consultant shall notify the applicable Borrower and the Agent in writing via e-mail as soon as reasonably possible (and in any event within 10 Business Days following submission of the applicable Disbursement Request) if either of them determines that any Disbursement Request fails to satisfy the requirements of Section 4.1.2, which notice shall describe the nature of such failure with reasonable specificity. In addition, in the event that the applicable Borrower obtains additional information or documentation or discovers any errors in or updates required to be made to any Disbursement Request prior to the Disbursement Request Date, such Borrower may revise and resubmit such Disbursement Request to the Disbursement Agent and the Construction Consultant. Each of the Disbursement Agent and the Construction Consultant shall use commercially reasonable efforts to review such supplemental Disbursement Request prior to the review deadline set forth in Section 4.1.1(b), or as promptly thereafter as may be commercially reasonable. Such Borrower shall not be entitled to any Disbursement unless and until a final, executed Disbursement Request, with all exhibits and attachments thereto, has been properly completed and submitted to the Disbursement Agent and the Construction Consultant in accordance with this Section 4.1 and the Construction Consultant has provided the confirmation form and supporting Construction Consultant’s report in respect of such Disbursement Request required under this Section 4.1; provided that in the event that the Construction Consultant recommends for approval only a portion of the payments or disbursements requested by the Disbursement Request or, if based on its review of the Disbursement Request, the Disbursement

Agent finds any errors or inaccuracies in the Disbursement Request, but the Disbursement Request otherwise conforms to the requirements of this Agreement, the Disbursement Agent shall (A) notify such Borrower thereof, (B) revise (to the extent it is able to do so and with such Borrower’s consent, which may be provided electronically) or request that such Borrower revise such certificates to remove the request for the disapproved payment and/or rectify any errors or inaccuracies and (C) confirm the requested Disbursement Request after making the required revisions (or receiving from such Borrower the revised certificates) on the basis of the certificates and supporting Construction Consultant’s confirmation form as so revised.

4.1.2. Conditions to Disbursements. The Disbursement Agent’s compliance with a Disbursement Request for a Project as provided in Section 4.1.1 shall be subject to the following conditions, each of which may be waived in whole or part by the Agent or the Disbursement Agent. Upon satisfaction (or waiver by the Agent) of the conditions described below with respect to a Project, the Disbursement Agent shall make or cause to be made the Disbursements specified in the corresponding Disbursement Request in accordance with Section 4.1.1. It is understood and agreed that each Disbursement Request will identify whether such Disbursement Request is in respect of Project Octavius or Project Linq, and the following conditions to a Disbursement will apply solely with respect to the applicable Project to which the Disbursement Request relates:

(a) The applicable Borrower shall have submitted to the Disbursement Agent and the Construction Consultant a Disbursement Request as provided for herein pertaining to the amounts requested for disbursement, together with (i) all schedules thereto substantially in the form contemplated thereby; (ii) all Lien releases and waivers required to be attached under clause (c) of such Disbursement Request, in the forms of Exhibits C-1 (conditionally releasing claims related to work, materials or equipment covered by final payments to be paid from the applicable Disbursement funds), C-2 (unconditionally releasing claims related to work, materials or equipment covered by final payments paid from prior Disbursements), L-1 (conditionally releasing claims related to work, materials or equipment covered by progress payments to be paid from the applicable Disbursement funds) and L-2 (unconditionally releasing claims related to work, materials or equipment covered by progress payments paid from prior Disbursements), as applicable, other than with respect to Deferred Subcontractor Waivers, (iii) a certification by such Borrower that the Substantial Completion Date of such Borrower’s Project is expected to occur on or before the applicable Scheduled Completion Date (as modified pursuant to Section 6.11) and the Opening Date of such Borrower’s Project is expected to occur on or before the applicable Scheduled Opening Date (as modified pursuant to Section 6.11), in each case to the extent such applicable date has not already occurred; and (iv) the certifications of the Construction Manager and the Architect substantially in the forms of Exhibits 1 and 2 to Exhibit J-1, to the extent required pursuant to the terms of the Disbursement Request;

(b) The requirements set forth in Exhibit J-2 have been satisfied such that the Construction Consultant is able to deliver such confirmation form;

(c) The Borrower shall have caused the Title Company to have delivered to the Agent, the Disbursement Agent and the Construction Consultant an updated title search identifying all Liens of record through a date not more than 30 days prior to the applicable Disbursement Request Date confirming that there are no intervening Liens or encumbrances with respect to the applicable Project, other than the Permitted Liens or with respect to Permitted Amounts, together with a construction loan update endorsement in form and content reasonably satisfactory to the Agent;

(d) All Cash Contributions required to have been made in connection with the Project as of the date of the Disbursement Request pursuant to the terms of Section 4.6 shall have been or shall substantially concurrent with the making of such Disbursement be deposited in the Company Account;

(e) The applicable Borrower shall have delivered to the Construction Consultant a written inventory substantially in the form of Schedule 4 to the Borrower’s Disbursement Request identifying all materials, machinery, fixtures, furniture, equipment or other items with an individual cost in excess of $10,000,000 for incorporation into the applicable Project for which such Borrower intends to pay with the proceeds of the Disbursement all or a portion of the purchase price thereof, but which, at the time of the Disbursement Request, (x) are not located at such Project site, or (y) are located at such Project site but are not expected to be incorporated into such Project within a reasonable period of time (but in any event, not to exceed one hundred eighty (180) days) after such Disbursement Request (such materials, the “Unincorporated Materials”) and including the cost thereof, together with a certification that the following conditions have been satisfied with respect to such Unincorporated Materials: (i) all Unincorporated Materials for which full payment has previously been made with the proceeds of the Term B Loans or is being made with the proceeds of the Disbursement to be disbursed are, or will be upon full payment, owned by a Loan Party, as evidenced by paid invoices, bills of sale, certificates of title or other evidence reasonably satisfactory to the Disbursement Agent; (ii) the Unincorporated Materials are consistent with the Plans and Specifications, to the extent applicable; (iii) all Unincorporated Materials are properly inventoried, securely stored, protected against theft and damage at such Project site or if not located at such Project site, that such Borrower has (X) instructed the applicable contracting party to so secure and protect such Unincorporated Materials, and (Y) specifically identified such other location(s) by complete address (or if such Borrower cannot provide the complete address of a current storage location, listed the name and complete address of the applicable contracting party supplying or manufacturing such Unincorporated Materials); and (iv) all Unincorporated Materials are adequately insured against casualty, loss and theft for an amount equal to their replacement costs to the extent required under the Loan Documents. Notwithstanding the foregoing, with respect to Unincorporated Materials related to the Wheel Component, the certification provided need not include the content of clause (i) above; provided that, prior to the first disbursement under any contract for Unincorporated Materials with respect to the Wheel Component with an individual cost in excess of $25,000,000, Linq Borrower shall collaterally assign to the Agent such contract and obtain from the other party to such contract a customary consent to such assignment, as determined by the Linq Borrower in good faith, or such consent that is reasonably acceptable to the Agent. The Construction Consultant may, but shall not be required to (unless requested to do so by the Disbursement Agent), visit the site of and observe the Unincorporated Materials at such Borrower’s expense in order to confirm the accuracy of the confirmation that such Unincorporated Materials located on such Project site are so secured and protected as required under subclause (iii) above.

(f) No responsible officer of the Disbursement Agent shall have received a written certification (including a Disbursement Request) from a Borrower (i) that a Default or an Event of Default exists and remains uncured (other than any Default or Event of Default that is being cured by such Disbursement) or (ii) of any violation of the condition in Section 4.1.2 (j)(i);

(g) With respect to each Disbursement Request other than the first Disbursement Request issued hereunder, the applicable Borrower shall have certified to the Disbursement Agent on the date of each Disbursement that (A) the amounts previously drawn by such Borrower from the applicable Construction Disbursement Account, the applicable Draw

Account, or the Company Account, as applicable, to pay Permitted Fund Uses have, in fact, been used to pay Permitted Fund Uses in accordance with the Project Budget and the applicable Disbursement Request (in the case of monies drawn from the Construction Disbursement Account), and (B) after giving effect to the requested Disbursement, the balance in the applicable Construction Disbursement Account will not exceed the amount required to pay Project Costs for the applicable Project then due and payable as specified in the applicable Disbursement Request and/or the balance in the Draw Accounts will not exceed the aggregate maximum dollar threshold permitted from time to time under Section 2.2.5, as applicable.

(h) The Borrowers shall have delivered the In-Balance Certificate to the Disbursement Agent, which shall demonstrate that the In-Balance Test with respect to the applicable Project to which the Disbursement Request relates is satisfied;

(i) Each of the following conditions precedent shall have been satisfied or waived:

(i) each of the representations and warranties made by the Borrower in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects only as of such earlier date; and

(ii) no Default or Event of Default shall have occurred and be continuing on such date or immediately after giving effect to the Disbursements requested to be made on such date (other than any Default or Event of Default that would be cured in connection with such Disbursement).

The Disbursement Agent and the Construction Consultant shall be entitled to rely upon the certifications of the Borrowers and the Construction Manager in the relevant Disbursement Request in determining that the conditions specified in Sections 4.1.2 have been satisfied unless the Disbursement Agent shall have received further certifications indicating that prior certifications are inaccurate.

4.1.3. Non-Satisfaction of Conditions; Direct Payment by Disbursement Agent. In the event that any of the conditions of Section 4.1.2 described above has not been satisfied or waived by the Agent or Disbursement Agent in respect of any Disbursement Request , and so long as such conditions are not satisfied or waived by the Agent or the Disbursement Agent (for the purposes of which determination the Agent and Disbursement Agent shall in all cases be entitled to rely solely upon the certificates and attachments thereto provided to the Agent or the Disbursement Agent in accordance with the terms of this Agreement), the Disbursement Agent shall not disburse or cause to be disbursed any funds from the Loan Proceeds Account pursuant to a Disbursement Request; provided, however, that, if an Event of Default has occurred and is continuing, the Disbursement Agent shall, to the extent instructed by the Agent in its reasonable judgment (acting in consultation with the Construction Consultant) and irrespective of whether the Borrower has submitted a Disbursement Request, make or cause to be made at any time payments from amounts credited to the Loan Proceeds Account or the Company Account for amounts due to Contractors, the Construction Consultant or otherwise in respect of Project Costs (including without limitation Retainage Amounts then due and payments in settlement of any Disputed Amounts) or to reasonably prevent the condition of a Project from deteriorating or to preserve any work completed.

4.2. De Minimus Draw Requests. Each Borrower shall have the right from time to time, no more frequently than monthly, to submit to the Disbursement Agent a written request for the disbursement of funds from the Loan Proceeds Account to the Draw Account for such Borrower’s Project (“De Minimus Draw Request”). The Disbursement Agent’s compliance with a De Minimus Draw Request shall be subject to the following conditions, each of which may be waived in whole or part by the Agent or the Disbursement Agent: (a) no Default or Event of Default shall have occurred and be continuing on such date or immediately after giving effect to the Disbursements requested to be made on such date (other than any Default or Event of Default that would be cured in connection with such Disbursement), (b) the amount of cash requested in such De Minimus Draw Request, when combined with any amounts remaining in both Draw Accounts, shall not exceed $5,000,000 in the aggregate, (c) after giving effect to such Disbursement, the In-Balance Test with respect to the applicable Project to which the De Minimus Draw Request relates will be satisfied, and (d) if there was a Disbursement Request submitted pursuant to Section 4.1.1 in respect of the most recently ended month, the conditions to such Disbursement shall have been satisfied with respect to such Disbursement Request. Upon satisfaction (or waiver by the Agent or the Disbursement Agent) of the conditions described above, the Disbursement Agent shall make or cause to be made the Disbursements specified in the corresponding De Minimus Draw Request (each, a “De Minimus Draw”). At the time of each Disbursement Request on a Project, the applicable Borrower shall provide to the Disbursement Agent with respect to Project Costs paid out of the applicable Draw Account for its Project during the preceding month (or months, if a Disbursement Request(s) were not submitted for prior months), (i) an itemized description of such Project Costs paid thereby, (ii) Lien releases and waivers from each Contractor, other than with respect to Permitted Amounts and Deferred Subcontractor Waiver, substantially in the forms of Exhibits C-1, C-2, L-1 and L-2, as applicable, covering all work related to Project Costs paid from the Draw Account more than 30 days prior to the date of such Disbursement Request but for which Lien releases and waivers have not yet been delivered to the Disbursement Agent, and (ii) if applicable, an update to the applicable Project Budget to reflect the payment of such Project Costs.

4.3. Borrower’s Payment and Reimbursement of Previously Funded Project Costs. If, at any time after the Closing Date, a Borrower shall be unable to satisfy the conditions precedent to any disbursement set forth in this Section 4, such Borrower shall be entitled to pay Project Costs then due and owing from other funds available to such Borrower, including without limitation, from Cash Contributions or cash-on-hand but excluding funds available in the Loan Proceeds Account, and if the funds used were not funds required to be deposited into the Company Account pursuant to Section 2.2.1, to later seek reimbursement of such Project Costs from the Loan Proceeds Account as part of a Disbursement Request as and when permitted in accordance with the terms of this Agreement at the time (if any) that such Borrower is able to satisfy the conditions precedent to disbursement set forth in this Section 4. In connection with such a subsequent Disbursement Request reimbursing such Borrower for previously paid Project Costs, all of the conditions set forth in Section 4.1, including without limitation Lien releases and waivers with respect to such previously paid Project Costs required under clause (c) of such Disbursement Request, must be satisfied or waived in accordance with Section 4.1. Notwithstanding anything to the contrary in this Agreement, in any Account Control Agreement or in any Loan Document, at any time after the Closing Date, a Borrower shall be entitled to pay Project Costs then due and owing from funds available to such Borrower outside of the Loan Proceeds Account, including without limitation from the Draw Account or Construction Disbursement Accounts and regardless of whether the conditions precedent to any disbursement set forth in this Section 4 may be satisfied, and the failure to satisfy such conditions precedent shall not in itself be a Default or Event of Default under this Agreement or any Loan Document, but this sentence shall not in any way excuse the performance of any other obligations of the Borrowers under this Agreement.

4.4. Interest Payments. On or before each Interest Payment Date during the first 15 months after the Closing Date or any other time in which funds are available in the Interest Reserve Account, the Agent shall inform the Disbursement Agent and Borrowers of the amount of interest required to be paid on such Interest Payment Date with respect to the Term Facility. On or before each such Interest Payment Date, the Agent shall withdraw the amount so required to be paid on such Interest Payment Date from amounts on deposit in or credited to the Interest Reserve Account, and such payments may be made without the requirement of obtaining any further consent or action on the part of the Borrowers with respect thereto, and the Borrowers hereby constitute and appoint the Agent as their true and lawful attorney in fact to make such payments and this power of attorney shall be deemed to be a power coupled with an interest and shall be irrevocable. If any amounts are so withdrawn prior to the time that the Contributed Assets in respect of Project Octavius are contributed to Octavius Borrower, then Borrowers shall within 3 Business Days following such withdrawal restore the amount of such withdrawal from the Interest Reserve Account. Upon the satisfaction of the condition in Section 4.04(f) of the Credit Agreement, the Borrowers shall be reimbursed from the Interest Reserve Account for any amounts so deposited pursuant to the preceding sentence. In the event that the Final Completion Dates for both Projects have occurred and the Agent is entitled to close the Loan Proceeds Account pursuant to Section 4.5, the Agent shall disburse or cause the disbursement of all remaining funds in the Interest Reserve Account, if any, to an account specified in writing by the Borrowers to the Agent and thereafter, the Agent shall be permitted to close the Interest Reserve Account. The Borrowers acknowledge that nothing in this Section 4.4 shall in any way exonerate or diminish its obligation to make all payments under the Loan Documents as and when due.

4.5. Final Disbursement. After the Final Completion Date of a Project, and the payment of all related Project Costs (other than any Disputed Amounts with respect to which a Reserved Amount has been established), (a) the Disbursement Agent shall, after the establishment of a Post-Completion Reserve Account with the Agent in the amount of any Reserved Amounts related to any remaining Disputed Amounts for the completed Project, if applicable, reallocate all or any portion of the remaining funds in the Loan Proceeds Account earmarked for or allocated to such completed Project to the other Project, and (b) the applicable Borrower shall be permitted to close the Construction Disbursement Account and Draw Account for such completed Project, and upon instruction from the applicable Borrower to terminate an applicable Account Control Agreement, Agent promptly shall deliver any and all notices to the securities intermediary or depositary bank under the applicable Account Control Agreement necessary to close such Account and direct any remaining proceeds therein to be deposited into an account specified in writing by the applicable Borrower to the Agent. After such Final Completion Date and payment of all Project Costs for both Projects, and so long as no Event of Default has occurred and is then continuing, (x) the Disbursement Agent shall, after the establishment of a Post-Completion Reserve Account with the Agent in the amount of any Reserved Amounts related to any remaining Disputed Amounts, if applicable, deposit any remaining proceeds in the Loan Proceeds Account into an account specified in writing by the Borrowers to the Disbursement Agent and thereafter, the Agent shall be permitted to close the Loan Proceeds Account, and (y) the Borrowers shall be permitted to close the Company Account, and upon instruction from the applicable Borrower to terminate the applicable Account Control Agreement, Agent promptly shall deliver any and all notices to the securities intermediary or depositary bank under the applicable Account Control Agreement necessary to close such Account and direct any remaining proceeds therein to be deposited into an account specified in writing by the applicable Borrower to the Agent. A Borrower shall be permitted to close a Post-Completion Reserve Account once all Disputed Amounts for which Reserved Amounts have been deposited in such Post-Completion Reserve Account have been paid or the issues related thereto have been resolved. Notwithstanding the foregoing, with the Agent’s and Disbursement Agent’s consent, the Borrowers shall be permitted to close an Account in connection with moving such Account to another Qualified Bank.

4.6. Fundings from CEC. Pursuant to the Credit Agreement and the Completion Guarantee, CEC has agreed to make certain amounts available to the Borrowers to pay Project Costs, subject to the terms and limitations therein. Cash Contributions required to be made for the account of the Borrowers pursuant to Article VI(A)(b)(i) of the Credit Agreement will be deposited into the Company Account for disbursement in accordance with the terms of this Agreement (but no later than the time such funds are needed to pay for Project Costs as they become due to the extent funds in the other Accounts have been depleted). Amounts required to be paid by CEC under the Completion Guarantee shall be funded within the time period stated in the Completion Guarantee following written demand from the Agent and shall be deposited into the Company Account for disbursement in accordance with the terms of this Agreement. No amount shall be treated as a payment under the Completion Guarantee unless CEC notifies the Agent and Disbursement Agent that such funds constitute a payment under the Completion Guaranty and no funds deposited in the Company Account shall be treated as a payment under the Completion Guarantee until the full amount of the Cash Contributions and all Project Cash Flows required pursuant to the schedule in Exhibit P as of the time of such deposit have, in each case, been deposited into the Company Account on or prior to such time (it being understood that any payment made in respect of the Project Cash Flows at any time other than pursuant to the Lease Agreements shall be a Lease Bridge Payment hereunder). Amounts paid by CEC under the interest guarantee pursuant to Article VI(A)(c) of the Credit Agreement shall be funded on or prior to the next Interest Payment Date following written notice from the Agent (i) that the remaining amount in the Interest Reserve Account is not projected to be sufficient, in the sole determination of the Agent, to pay the next installment of interest on the Term Facility due on the next Interest Payment Date and (ii) stating the amount of the then anticipated shortfall. All amounts funded by CEC under such interest guarantee shall be deposited into the Interest Reserve Account for disbursement in accordance with the terms of this Agreement.

4.7. In-Balance Test Certificate. On the Closing Date and within 30 days of the end of each fiscal month of the Borrowers (or, if earlier, at the time of making any Disbursement Request with respect to such fiscal month, if any) thereafter through the Commencement of Operations of the Development, the Borrowers shall deliver to the Disbursement Agent an In-Balance Test Certificate, with such supporting detail for the calculations set forth in such In-Balance Test Certificate as the Disbursement Agent shall reasonably request and such other information as the Disbursement Agent shall reasonably request in connection with the calculation of the In-Balance Test.

4.8. Delivery of Informational Materials Related to Payments of Project Costs from Company Account. During any month that a Borrower elects to pay Project Costs from funds in the Company Account (whether or not a Disbursement Request has also been provided that month requesting a Disbursement from the Loan Proceeds Account), such Borrower shall provide to Disbursement Agent, on an informational basis only and not as a condition in any way, (a) any documentation such Borrower has received from the applicable Contractors being paid from funds in the Company Account during such month and from the Construction Manager or Architect in connection with the work performed or materials supplied for which such payments to such Contractors are being made, (b) an itemized description of such Project Costs paid thereby, (c) Lien releases and waivers from each Contractor, other than with respect to Permitted Liens, Permitted Amounts and Deferred Subcontractor Waiver, substantially in the forms of Exhibits C-1, C-2, L-1 and L-2, as applicable, covering all work related to Project Costs paid from the Company Account more than 30 days prior to such delivery date but for which Lien releases and waivers have not yet been delivered to the Disbursement Agent, (d) an updated title search identifying all Liens of record through a date not more than 30 days prior to such delivery date confirming that there are no intervening Liens or encumbrances with respect to the applicable Project, other than the Permitted Liens or with respect to Permitted Amounts, and (e) if applicable, an update to the applicable Project Budget to reflect the payment of such Project Costs. Construction Consultant shall have the right to observe the progress of such work, and to request such additional information as it would have had the right to request in connection with a Disbursement Request for funds from the Loan Proceeds Account. Notwithstanding the foregoing, the Disbursement conditions set forth in Section 4.1.2 do not apply to payments from the Company Account and shall not need to be satisfied in order to utilize funds in the Company Account.

5. Representations and Warranties. Each Borrower represents and warrants on the date of each Disbursement with respect to such Borrower’s Project, for the benefit of the Disbursement Agent, the Agent and the Construction Consultant as follows, with respect to itself and its Project only:

5.1. Sufficiency of Interests and Project Documents. Other than those services to be performed and materials to be supplied that can be reasonably expected to be commercially available when and as required, such Borrower or its tenant (a) owns or holds under lease or pursuant to easements or other agreements all of the property interests necessary to develop, construct, complete, own, operate, lease and/or possess for operation the Project on the applicable Mortgaged Property in accordance with all material Laws, and (b) holds or will hold as and when necessary under applicable Laws, all material Applicable Permits in accordance with the Project Schedule and as contemplated in the Loan Documents and the Project Documents. Each Borrower believes in good faith that that the improvements to be constructed on the land to be conveyed to it, the improvement costs outlined in the Project Budget for its Project, and the Plans and Specifications for such Project are sufficient to provide at least the Minimum Opening Day Facilities for such Project.

5.2. Project Budget. As of the applicable Delivery Date, the Project Budget, as it may have been amended in accordance with the terms hereof, (a) is based on assumptions believed by the Borrower to be reasonable at the time made as to all legal and factual matters material to the estimates set forth therein and is consistent with the provisions of the Loan Documents and the Project Documents in all material respects, (b) sets forth, for each Line Item, the total costs anticipated to be incurred after the Closing Date to achieve the Final Completion Date promptly following the Scheduled Completion Date, and (c) sets forth a total amount of Project Costs, including contingencies, which is less than or equal to the Project Funds.

5.3. Force Majeure. To Borrowers’ actual knowledge, satisfaction of all conditions to the occurrence of the Opening Date with respect to such Borrower’s Project by the applicable Scheduled Completion Date has not been materially and adversely affected by any Force Majeure Event.

5.4. Project Schedule. The Project Schedule for such Project accurately specifies in summary form the work that such Borrower proposes to be completed in each calendar quarter from the Delivery Date through the Scheduled Completion Date of such Project, all of which such Borrower reasonably expects to be achieved; provided that each Borrower shall endeavor to as promptly as practical after the Closing Date using commercially reasonable efforts, to update the Project Schedule for its applicable Project on at least a monthly basis through the Scheduled Completion Date of such Project.

5.5. Plans and Specifications. From and after the Delivery Date of the applicable Plans and Specifications, such Plans and Specifications (a) are, to such Borrower’s knowledge, based on reasonable assumptions as to all legal and factual matters material thereto, (b) are, and, except to the extent permitted in Section 6.3, will be from time to time, consistent with the provisions of the Loan Documents and the Project Documents in all material respects, (c) have been prepared in good faith, and (d) fairly represent such Borrower’s expectation as to the matters covered thereby. The Final Plans and Specifications, if any, (i) have been prepared in good faith, and (ii) are accurate in all material respects and fairly represent such Borrower’s reasonable expectation as to the matters covered thereby.

6. Covenants. Each of the Borrowers covenants and agrees, with and for the benefit of the Disbursement Agent, the Agent and the Construction Consultant, to comply with each of the following provisions, with respect to its applicable Project only:

6.1. Amendments to Project Budget. The Project Budget for such Project may be amended from time to time only in the manner set forth herein, including De Minimus Adjustments made by a Borrower to the extent permitted herein. Subject to the provisions of this Section 6.1, the applicable Borrower shall have the right from time to time to amend the applicable Project Budget without recommendation for approval of the Construction Consultant or any party to this Agreement (but subject to compliance with the In-Balance Test with respect to such Project after giving effect to such Amendment) to increase, decrease or reallocate the amounts allocated for specific Line Items or reallocate the amounts allocated for specific Line Items between the Project Budgets for both Projects, all in accordance with the provisions hereof. In addition, to the extent that, at any time, the Remaining Costs for a particular Line Item of such Project Budget shall exceed the Remaining Budgeted Amount with respect to such Line Item, such Borrower shall amend the applicable Project Budget in accordance with the provisions hereof to eliminate such excess. Notwithstanding anything herein to the contrary, the “Project Contingency” Line Item may not be reduced below the Required Contingency. With respect to any amendment to the Project Budget, for each applicable Line Item being amended, the Remaining Budgeted Amount must equal or exceed the Remaining Costs contemplated by such Line Item. Each Borrower acknowledges and agrees that the Project Funds are being shared by the Borrowers and any action taken by one Borrower with respect to any such increase in such Borrower’s Project Budget shall be deemed to have been automatically and irrevocably approved by the other Borrower without any need for any confirmation of or agreement to such increase at that time from the other Borrower.

6.1.1. Sources of Funds for Line Item Increases. A Line Item in the Project Budget of a Borrower may be increased or an additional line item category may be added to such Project Budget only if the funds for such increase or additional category are made available in such Project Budget from one of the following:

(a) an increase in Realized Savings from another Line Item;

(b) the reduction of the “Project Contingency” Line Item in such Project Budget, provided, however, that the “Project Contingency” Line Item may not be reduced below the Required Contingency;

(c) additional Cash Contributions (or a written commitment from CEC to make additional Cash Contributions in addition to the amount originally committed) or other funds deposited in the Company Account that were not previously included in the Project Budget;

(d) other sources of funds that are permitted to be included in the definition of Project Funds but which were not previously included in the Project Budget as confirmed to Disbursement Agent and Agent in a certificate of a Responsible Officer of the applicable Borrower;

(e) in the case of the amendments to the Project Budget for a Project or a component of a Project, funds projected to be available from the net cash flow from operations of the other Project or the components of the other Project, in each case as confirmed to Disbursement Agent and Agent in a certificate of a Responsible Officer of the applicable Borrower; or

(f) availability of funds as a result of the amendments to the Project Budget for the other Project made in accordance with this Section 6.1 or as a result of a transfer or reallocation of funds pursuant to Section 4.5 after the occurrence of the Final Completion Date of a Project.

6.1.2. Project Budget Amendment Process. Any amendment to a Project Budget (including those made pursuant to De Minimus Adjustments) shall be in writing. Any such amendment shall identify with reasonable particularity (a) the Line Item to be increased or decreased (if any), (b) the amount of the increase or decrease (if any), (c) in the event of an increase in a construction Line Item, the source proposed to be utilized to pay for the increase in accordance with Section 6.1.1, and (d) in the case of a decrease in a construction Line Item, the Realized Savings in the amount of such decrease, or (e) the additional line item category. The parties acknowledge that a portion of any cost reduction achieved with respect to the work performed under a Construction Contract may be payable to the Construction Manager or another Contractor under such Construction Contract (subject to the conditions contained in such Construction Contract with respect to application of savings) and that in such case the entire reduction may not become Realized Savings. The “Construction Improvements” Line Item may be reduced only upon obtaining, and in the amount of, Realized Savings. Any amounts of Realized Savings, contingency amounts or previously allocated reserves so identified for use in connection with a particular Line Item thenceforth shall be deemed dedicated to the particular Line Item, unless and until the Project Budget is amended to reduce the amounts budgeted for the Line Item of the Project Budget.

6.1.3. Project Budget Amendment Certificate. A Borrower shall submit a Project Budget amendment to the Disbursement Agent and the Agent, with a copy to the Construction Consultant, by an Officers’ Certificate in the form of Exhibit N (a “Project Budget Amendment Certificate”), together with the certificate of the Construction Manager and the confirmation form of the Construction Consultant as provided substantially in the form of Exhibits 1 and 2 to the Project Budget Amendment Certificate, if applicable, provided that an Officer’s Certificate and the Exhibits thereto shall not be required for De Minimus Adjustments. Upon submission of such Project Budget Amendment Certificate, together with the Exhibits thereto, and upon the delivery of any De Minimus Adjustment, as applicable, such amendment shall become effective hereunder, and the Project Budget for the applicable Project shall thereafter be as so amended.

6.2. Construction Contracts. Subject to Section 6.3, each Borrower may from time to time enter into Construction Contracts and amendments to Construction Contracts consistent with the applicable Plans and Specifications and the applicable Project Budget, as each is in effect from time to time.

6.3. Final Plans and Specifications; Scope Changes. The Borrowers shall not construct or permit to be constructed any material portion or component of the Projects except in substantial conformance with the Final Plans and Specifications for such portion or component of the Projects or the construction plan sets approved by the applicable Governmental Authority for such portion or component. Neither Borrower shall direct, consent to or enter into any Scope Change if such Scope Change (a) will increase the amount of Project Costs in respect of a Project, unless such Borrower amends the applicable Project Budget as provided in Section 6.1 so that, after giving effect to the proposed Scope Change, the Borrowers shall be in compliance with the In-Balance Test with respect to such Project, or (b) will materially modify the applicable Final Plans and Specifications or cause any applicable Plans and Specifications to become Final Plans and Specifications, unless such Final Plans and Specifications, as amended, or any such Plans and Specifications which will become Final Plans and Specifications have been delivered to the Construction Consultant together with a Final Plans and Specifications Amendment Certificate substantially in the form of Exhibit F delivered to the Agent, with a copy to the Disbursement Agent and the Construction Consultant; provided that the foregoing submittals and certificates shall not be required prior to entering into De Minimus Scope Changes so long as the information and submittals that would otherwise be required pursuant to this Section 6.3 are provided to the Disbursement Agent and Construction Consultant concurrently with or prior to the next succeeding Disbursement Request. Each Borrower shall notify the Construction Consultant when the Plans and Specifications for a significant portion or component of its Project (which components or portions shall be determined by the applicable Borrower) become Final Plans and Specifications, and such Borrower shall either concurrently or promptly thereafter deliver to the Construction Consultant such Final Plans and Specifications. Each Borrower shall maintain at its Project site a complete set of the applicable Plans and Specifications, as in effect from time to time.

6.4. Notice that the Opening Date has Occurred. Within 30 days after the Opening Date of a Project, the applicable Borrower shall deliver an Officers’ Certificate in the form of Exhibit O to the Disbursement Agent, the Agent and the Construction Consultant to the effect that the conditions to such Opening Date have been satisfied, together with a confirmation form from the Construction Consultant substantially in the form of Exhibit 1 to Exhibit O concurring with such certificate of such Borrower. The parties hereto acknowledge and agree that portions of a Project may be open for business prior to the occurrence of the applicable Opening Date as determined by the applicable Borrower in the exercise of its reasonable and prudent discretion.

6.5. Notices. Promptly upon a Responsible Officer obtaining knowledge thereof, a Borrower shall provide to the Disbursement Agent, the Construction Consultant and the Agent written notice of (a) any event, occurrence or circumstance which reasonably would be expected to render such Borrower incapable of, or prevent such Borrower from achieving the Opening Date for its Project on or before the applicable Scheduled Opening Date or the Substantial Completion Date for its Project on or before the applicable Scheduled Completion Date, or (b) any termination or event of default or notice thereof under any Construction Contract (or series of Construction Contracts with any single Contractor) providing for payments of more than $5,000,000 in the aggregate or under any other Project Document if such termination or default could reasonably be expected to cause an increase in Project Costs in excess of $5,000,000, or (c) any Event of Default (as defined in the applicable Lease Agreement) or event which, with notice or passage of time or both would constitute an Event of Default (as defined under the applicable Lease Agreement).

6.6. New Permits and Permit Modifications. Within 10 Business Days following request therefor from the Disbursement Agent, a Borrower shall deliver to the Agent, the Construction Consultant and the Disbursement Agent copies of all material Applicable Permits that are obtained by such Borrower after the Closing Date, and any material amendment, supplement or other modification to any Applicable Permit received by such Borrower after the Closing Date, in each case, to the extent not previously delivered to such Persons.

6.7. Project Schedule Amendments. Each Borrower may, from time to time, amend the Project Schedule for its Project to change the Scheduled Opening Date and/or the Scheduled Completion Date by delivering to the Disbursement Agent, the Construction Consultant and the Agent a revised Project Schedule reflecting the new Scheduled Opening Date and/or Scheduled Completion Date, as applicable, and complying with the provisions of Section 6.1 with respect to the changes in the Project Budget that will result from such change of the Scheduled Opening Date and/or the Scheduled Completion Date.

6.8. Right to Post Signs; Publicity. On the Agent’s request, the Borrowers will allow Agent to share signage on the Mortgaged Property for the purpose of identifying Agent as the agent or lead bank for the construction financing for the Improvements. The form of such signage shall be subject to the prior approval of the applicable Borrower, such approval not to be unreasonably withheld or delayed. The Borrowers shall permit the Agent to publicize its involvement and the involvement of the Lenders in the construction financing for the Improvements with the Borrowers’ prior written approval (not to be unreasonably withheld or delayed).

6.9. Services and Utilities. The Borrowers shall use commercially reasonable efforts to ensure that all utilities and related services necessary for the construction of the Projects and the operation thereof for its intended purpose are, or when required, will be, available to the Projects.

6.10. Disbursement Agent, Agent and Construction Consultant Not Responsible. Notwithstanding anything to the contrary contained in this Agreement, other than receiving certificates provided for herein, neither the Agent, the Disbursement Agent nor the Construction Consultant shall have any obligations, or claim any responsibilities, with respect to Sections 6.1 through 6.13.

6.11. Casualty Events. If any Casualty Event shall occur with respect to a Project, the applicable Borrower shall (a) promptly upon discovery or receipt of notice thereof provide written notice with respect to any Casualty Event over $5,000,000 to the Disbursement Agent and the Agent, and (b) diligently pursue (or cause the applicable Loan Party to pursue) on a commercially reasonable basis all its rights to compensation against all relevant insurers, reinsurers, Project Document counterparties and/or Governmental Authorities, as applicable, in respect of such Casualty Event to the extent that such Borrower (or any other Loan Party) has a reasonable basis for a claim for compensation or reimbursement, including, without limitation, under any insurance policy required to be maintained hereunder or under the Collateral Agreement. All amounts and proceeds (including instruments providing for future payment) in respect of any Casualty Event with respect to such Project, including the proceeds of any insurance policy required to be maintained by any Loan Party hereunder or under the Collateral Agreement, net of costs and expenses in obtaining such amounts and taxes relating thereto (collectively, the “Loss Proceeds”) in respect of any such Casualty Event received prior to the applicable Substantial Completion Date shall be applied as provided in this Section 6.11. The Borrower shall request that the insurers, reinsurers, counterparties, Governmental Authorities or other payors of such Loss Proceeds pay all such Loss Proceeds directly to the Disbursement Agent for deposit in the Loan Proceeds Account (in the percentage of the Loan Proceeds Allocation) and for deposit in the Company Account (in the percentage of the Company Allocation). If any such Loss Proceeds are paid directly to the Borrower, any Subsidiary of the Borrower, or the Agent, (i) such Loss Proceeds shall be received in trust for the Disbursement Agent, (ii) such Loss Proceeds shall be segregated from other funds of the Borrower or such other Person, and (iii) the Borrower or such other Person shall pay (or, if applicable, the Borrower shall cause such of its Subsidiaries to pay) such Loss Proceeds over to the Disbursement Agent in the same form as received (with any necessary endorsement) for deposit in the applicable Accounts as set forth above. Any such Loss Proceeds shall be applied (1) to the extent required under the Credit Agreement, to prepay the Loans, or (2) otherwise, to pay Project Costs pursuant to the requirements of Section 4.

6.12. Construction. Each Borrower shall cause its Project to be constructed in a good and workmanlike manner in accordance in all material respects with the Plans and Specifications, the Credit Agreement, this Disbursement Agreement, all Governmental Requirements and any and all covenants, conditions, restrictions, easements or similar matters affecting such Project, except, in each case, to the extent such failure would not reasonably be expected to materially interfere with the development, construction or operation of such Project, taken as a whole. Except in connection with a Force Majeure Event, each Borrower shall (a) cause the work of construction of its Project to be commenced on or before the commencement date for each Project set forth in the applicable Project Schedule, (b) except to the extent provided in clause (c) below, diligently pursue construction of its respective Project in a timely manner in accordance with the applicable Project Schedule and in accordance in all material respects with the Plans and Specifications, and (c) except as may result in connection with the exercise of a Contractor’s rights under Nevada’s Prompt Pay Act after a Borrower action or inaction that does not otherwise constitute an Event of Default, Borrower shall not abandon its Project for a period in excess of 90 days or otherwise cease to pursue the construction, development or operations of the Project for a period in excess of 90 days.

7. Events of Default. Upon the occurrence of any of the following specified events (each an “Event of Default”):

(a) the occurrence and continuation of an “Event of Default” under any other Loan Document;

(b) any representation, warranty or certification confirmed or made herein or in any Disbursement Request or other certificate submitted with respect hereto by a Borrower shall be found to have been incorrect in any material respect as of the date made;

(c) either Borrower shall fail to pay any monetary obligations when due hereunder and such default shall continue unremedied for a period of 5 Business Days after notice of such failure from the Disbursement Agent or the Agent to such Borrower, or shall fail to perform or observe any of its non-monetary obligations under Sections 6.1, 6.3, 6.7 or 6.14 and such default shall continue unremedied for a period of 10 Business Days after notice of such failure from the Disbursement Agent or the Agent to such Borrower, or such longer period, not to exceed an additional 90 days in any event, if reasonably necessary to remedy such Default provided that such Borrower has commenced and is diligently pursuing such remedy to completion;

(d) either Borrower shall fail to perform or observe any of its obligations hereunder (other than those listed in clauses (a), (b) or (c) above) where such Default shall not have been remedied within 30 days after notice of such failure from the Disbursement Agent or the Agent to such Borrower, or such longer period, not to exceed an additional 240 days in any event, if reasonably necessary to remedy such Default provided that such Borrower has commenced and is diligently pursuing such remedy to completion; or

(e) except in connection with a Force Majeure Event or as may result in connection with the exercise of a Contractor’s rights under Nevada’s Prompt Pay Act after a Borrower action or inaction that does not otherwise constitute an Event of Default, after the first Disbursement with respect to a Project, a Borrower shall abandon such Project for a period in excess of 90 days or otherwise cease to pursue the construction, development or operations of the Project for a period in excess of 90 days.

the Agent (acting at the direction of the Required Lenders) and the Disbursement Agent (acting solely at the direction of the Agent (acting at the direction of the Required Lenders) may, without further notice of default, presentment or demand for payment, protest or notice of non-payment or dishonor, or other notices or demands of any kind, all such notices and demands being waived (to the extent permitted by applicable law), exercise any or all rights and remedies at law or in equity (in any combination or order that the Agent may elect, subject to the foregoing), including without limitation or prejudice to the Agent’s or the Disbursement Agent’s other rights and remedies, (x) subject to the provisos in Section 3.2, refuse, and the Agent and the Disbursement Agent shall not be obligated, to make or cause to be made any Disbursements or make or cause to be made any payments from the Loan Proceeds Account , and (y) exercise any and all rights and remedies available under any of the Loan Documents.

8. Limitation of Liability. The responsibility and liability of the Disbursement Agent and the Construction Consultant (collectively, the “Disbursement Parties”) under this Agreement shall be limited as follows: (a) the Disbursement Parties do not represent, warrant or guaranty to the Agent or the Lenders the performance of a Borrower, the other Disbursement Party, the Architect, any Contractor or provider of materials or services in connection with construction of the Project; (b) neither Disbursement Party shall have any responsibility to the Borrowers, the Agent or the Lenders as a consequence of performance by such Disbursement Party hereunder except for any gross negligence or willful misconduct of such Disbursement Party (as determined by a court of competent jurisdiction in a final and nonappealable judgment); (c) each Borrower shall remain solely responsible for all aspects of its business and conduct in connection with its property and its Project, including, but not limited to, the quality and suitability of the applicable Plans and Specifications, the supervision of the work of construction, the qualifications, financial condition and performance of all architects, engineers, contractors, subcontractors, suppliers, consultants and property managers, the accuracy of all applications for payment, and the proper application of all disbursements; (d) the Disbursement Parties are not obligated to supervise, observe or inform the Borrowers, the Agent, the Contractors, the Architect or any third party of any aspect of the construction of a Project or any other matter referred to above; (e) the Disbursement Agent shall not have any duty to take any discretionary action or exercise any discretionary powers (and the Disbursement Agent shall have the right but not the obligation to request direction from the Agent in taking any such discretionary action or exercising any such discretionary powers); and (f) the Disbursement Parties owe no duty of care to the Borrowers, the other Disbursement Party, the Architect, any Contractor or any other Person to protect against, or to inform any such party against, any negligent, faulty, inadequate or defective design or construction of a Project. Each Disbursement Party shall have no duties or obligations hereunder except as expressly set forth herein (including with respect to review of the substantive terms and conditions of any contracts delivered to such Disbursement Party), shall be responsible only for the performance of such duties and obligations, shall not be required to take any action otherwise than in accordance with the terms hereof and shall not be in any manner liable or responsible for any loss or damage arising by reason of any act or omission to act by it hereunder or in connection with any of the transactions contemplated hereby, including, but not limited to, any loss that may occur by reason of forgery, false representations or any other reason, except for its bad faith, gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and nonappealable judgment). The Disbursement Agent shall be deemed to have satisfied its obligations to make or cause to be made any Disbursement required hereunder upon the delivery of the applicable Disbursement Request or other written instruction, duly acknowledged by the Disbursement Agent, to the applicable securities intermediary or account bank (including under any applicable Account Control Agreement) in respect of the applicable Construction Disbursement Account or applicable Draw Account from which such Disbursement is to be made. The Disbursement Agent shall have no liability for the failure of any such securities intermediary or account bank to comply with such Disbursement Request or other written instructions. Copies of any Project Budget Amendment Certificate that are provided to the Disbursement Agent pursuant to this Agreement or otherwise shall not be construed as requiring the Disbursement Agent’s approval of, nor shall the Disbursement Agent be liable or in any way responsible for a Project Budget associated therewith. In addition, neither Disbursement Party shall have any responsibility to inquire into or determine the genuineness, authenticity, or sufficiency of any certificates, documents or instruments submitted to it in connection with its duties hereunder, and shall be entitled to deem the signatures on any such certificates, documents or instruments submitted to it hereunder as being those purported to be authorized to sign such certificates, documents or instruments on behalf of the parties hereto and shall be entitled to rely (so long as such reliance is reasonable and in good faith) upon the genuineness of the signatures of such signatories without inquiry and without requiring substantiating evidence of any kind. To the extent permitted by applicable law, no Borrower shall assert, and each Borrower hereby waives, any claim against the Disbursement Agent, the Construction Consultant, the Agent, each of their Affiliates, and each of their and their Affiliates’ officers, directors, agents and employees, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement, instrument or transaction contemplated hereby. The Disbursement Agent agrees to instruct the Construction Consultant to take the actions to be taken under this Agreement by the Construction Consultant. The Agent shall have the right to replace the Construction Consultant. The Construction Consultant shall be required to act reasonably and in good faith in making determinations and carrying out its duties, rights and responsibilities hereunder.

9. Indemnity. Each Borrower shall indemnify the Agent (and any sub-agent thereof), the Disbursement Agent, the Construction Consultant and each Related Party of any of the foregoing persons (each such person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all reasonable and documented, out-of-pocket losses, claims, damages, liabilities and related expenses (including the fees, charges and disbursements of one counsel plus local counsel in each relevant jurisdiction for any Indemnitee) incurred by any Indemnitee or asserted against any Indemnitee by any party hereto or any third party arising out of, in connection with, or as a result of any Indemnitee’s performance under this Agreement; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses that are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee. The foregoing indemnities in this Section 9 shall survive the resignation or substitution of the Disbursement Agent, the Agent and/or the Construction Consultant or the termination of this Agreement.

10. Termination. This Agreement shall terminate upon the earlier of (a) “payment in full” of all Obligations in accordance with the terms of and as defined under the Credit Agreement, and (b) the substantial completion of the transfer and release of funds contemplated by Section 4.5; provided, however, that the obligations of the Borrowers under Section 9 of this Agreement shall survive termination of this Agreement. Upon the termination of this Agreement pursuant to this Section 10, the Disbursement Agent shall no longer be permitted to withdraw amounts on deposit in the Loan Proceeds Account.

11. Substitution, Removal or Resignation of the Disbursement Agent.

11.1. Procedure. A resignation or removal of the Disbursement Agent and appointment of a successor Disbursement Agent shall become effective only upon the successor Disbursement Agent’s acceptance of appointment as provided in this Section 11.

11.1.1. The Disbursement Agent may resign in writing at any time and be discharged from all duties hereunder upon 30 days’ written notice to all parties hereto. The Agent or Borrowers may remove the Disbursement Agent as provided below by so notifying the Disbursement Agent and the Borrowers or Agent, as applicable, in writing no less than 30 days prior to such removal, if:

(a) the Disbursement Agent fails to comply with Section 11.3;

(b) the Disbursement Agent is adjudged by a court of competent jurisdiction to be bankrupt or insolvent or an order for relief is entered by such court with respect to the Disbursement Agent under the Bankruptcy Code;

(c) a custodian or receiver takes charge of the Disbursement Agent or its property;

(d) the Disbursement Agent becomes incapable of acting in its capacity as disbursement agent hereunder, in the judgment of the Agent; or

(e) the Disbursement Agent is grossly negligent in the performance of its obligations under this Agreement.

11.1.2. If the Disbursement Agent resigns or is removed or if a vacancy exists in the office of Disbursement Agent for any reason, the Agent shall use reasonable efforts to promptly (but in no event later than 30 days after such resignation or removal) appoint a successor Disbursement Agent acceptable to the Required Lenders and the Borrower; provided that the Borrower shall not unreasonably withhold or delay its consent to any such successor.

11.1.3. If a successor Disbursement Agent does not take office within 15 days after the retiring Disbursement Agent resigns or is removed, the retiring Disbursement Agent, the Agent or a Borrower may petition any court of competent jurisdiction for the appointment of a successor Disbursement Agent; provided that until a successor Disbursement Agent has been so appointed, the Agent shall act as the Disbursement Agent hereunder.

11.1.4. A successor Disbursement Agent shall deliver a written acceptance of its appointment to the retiring Disbursement Agent, the Borrower and the Agent. Upon the earlier of (a) delivery of such written acceptance and (b) 30 days after delivery of such a resignation or removal notice, the resignation or removal of the retiring Disbursement Agent shall become effective, and any such successor Disbursement Agent shall have all the rights, powers and duties of the Disbursement Agent under this Agreement. The retiring Disbursement Agent shall promptly thereafter transfer all property held by it as Disbursement Agent to any such successor Disbursement Agent and, if Disbursement Agent has received any fees attributable to the period after which a successor Disbursement Agent assumes the role of Disbursement Agent, the retiring Disbursement Agent pay to such successor Disbursement Agent a prorated amount of fees and other amounts received by it pursuant to Section 3.3.2 and the Agency Fee Letter for compensation for services to have been performed by such Disbursement Agent during such year after the effective date of the Disbursement Agent’s resignation or removal.

11.2. Successor Disbursement Agent by Merger, etc. If the Disbursement Agent consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Disbursement Agent.

11.3. Eligibility; Disqualification. The Disbursement Agent shall be at all times a bank chartered under the laws of the United States of America or of any state thereof that is authorized under such laws to exercise corporate trust power, that is subject to supervision or examination by federal or state authorities and that has a combined capital and surplus of at least $500,000,000 as set forth in its most recent published annual report of condition. At no time may the Disbursement Agent be disqualified under applicable Gaming Laws from acting in the capacity of Disbursement Agent hereunder.

12. Miscellaneous.

12.1. Delay and Waiver. No delay or omission to exercise any right, power or remedy accruing upon the occurrence of any Event of Default or any other breach or default by a Borrower under this Agreement shall impair any such right, power or remedy of the Disbursement Agent, the Agent or any Lender nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or in any similar breach or default thereafter occurring, nor shall any waiver of any single Event of Default or other breach or default be deemed a waiver of any other Event of Default or other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any of the Disbursement Agent, the Agent or any Lender of any Event of Default or other breach or default under this Agreement, or any waiver on the part of any of the Disbursement Agent, the Agent or any Lender of any provision or condition of this Agreement, must be in writing and shall be effective only to the extent in such writing specifically set forth. All remedies under this Agreement or by law or otherwise afforded to any of the Disbursement Agent, the Agent or any Lender shall be cumulative and not alternative. The Agent on behalf of the Lenders (acting at the direction of the Required Lenders) and any other party hereto, on behalf of itself, may specifically waive any breach of this Agreement by any other party, but no such waiver shall be deemed to have been given unless such waiver is in writing, signed by the waiving party and specifically designates the breach waived, nor shall any such waiver constitute a continuing waiver of similar or other breaches, nor shall any such waiver constitute a waiver by any other party with respect to such breach.

12.2. Invalidity. In case any provision of this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting or impairing the validity, legality or enforceability of any other provisions hereof, and any such invalidity, illegality or unenforceability in any jurisdiction shall not invalidate or render illegal or unenforceable such provision in any other jurisdiction.

12.3. No Authority. Neither the Disbursement Agent nor the Construction Consultant shall have any authority to, and shall not make any warranty or representation or incur any obligation on behalf of, or in the name of, the Agent.

12.4. Assignment. This Agreement is personal to the parties hereto, and the rights and duties of any party hereunder shall not be assignable except with the prior written consent of the other parties; provided that if a Borrower’s obligations under the Credit Agreement are assigned with the consent of the Lenders in accordance therewith or in accordance with the Credit Agreement, such Borrower may assign its rights and obligations hereunder to the same assignee without additional consent. In any event, this Agreement shall inure to and be binding upon the parties and their successors and permitted assigns.

12.5. Benefit. The parties hereto and their respective successors and assigns, but no others, shall be bound hereby and entitled to the benefits hereof.

12.6. Gaming Authorities and Liquor Laws. Each party hereto, including, without limitation, the Disbursement Agent, the Construction Consultant, and the Agent, agrees to cooperate with the Gaming Authorities and Liquor Authorities in connection with the administration of their regulatory jurisdiction over the Borrowers, and any applicable legal or regulatory restrictions, and to provide such documents or other information as may be requested by any such Gaming Authorities or Liquor Authorities relating to the Disbursement Agent, the Construction Consultant, the Agent, the Project Documents or the Loan Documents. Notwithstanding any other provision of this Agreement, each Borrower hereby consents to any such cooperation and disclosure by the Disbursement Agent, the Construction Consultant and the Agent to any such Gaming Authorities or Liquor Authorities and releases such parties from any liability for any such cooperation or disclosure. The rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of the Gaming Laws and Liquor Laws and if prior approval of any Gaming Authorities or Liquor Authorities is required therefor, such approval shall be obtained.

12.7. Posting. The Borrowers and the Construction Consultant agree that the Agent may make the certificates and confirmations delivered to the Disbursement Agent pursuant to the requirements of this Agreement available to the Lenders by posting such documents (the “Posted Documents”) on IntraLinks or a substantially similar electronic transmission system (the “Platform”). The Platform is provided “as is” and “as available.” The Agent does not warrant the accuracy or completeness of the Posted Documents on the Platform, or the adequacy of the Platform and expressly disclaims liability for errors or omissions in such Posted Documents. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third party rights or freedom from viruses or other code defects, is made by the Agent in connection with the Posted Documents or the Platform. In no event shall the Agent or any of its Related Parties have any liability to any person for damages of any kind, including direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of the Agent’s transmission of communications through the Internet, except to the extent the liability of such Person is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Person’s gross negligence, willful misconduct or material breach in bad faith of such Person’s obligations under this Agreement as determined in a final and non-appealable judgment by a court of competent jurisdiction.

12.8. Entire Agreement; Amendments. This Agreement (together with the other Loan Documents ) contains the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements, understandings and commitments, whether oral or written. This Agreement may be amended only by a writing signed by the Borrowers, the Agent (acting at the direction of the Required Lenders) and the Disbursement Agent; provided that the Agent may waive or modify any term of this Agreement relating to the conditions to Disbursements or the satisfaction of any such conditions. In the event of any conflict between the terms of this Agreement and the terms of the Credit Agreement, the terms of this Agreement shall control in the absence of manifest error.

12.9. Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing, sent by facsimile, by email or by national courier service with receipt of delivery, and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when received (or if received on a day other than a Business Day, on the next succeeding Business Day after receipt) addressed as follows or to such other address as the applicable parties may hereafter notify to the other parties:

Either Borrower:

with a copy to:

Agent:

Disbursement Agent:

in the case of the Agent or the Disbursement Agent, with copies to:

Construction Consultant:

12.10. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopier or other electronic transmission (i.e., a “pdf” or “tif” document) shall be effective as delivery of a manually executed counterpart of this Agreement.

12.11. Right to Consult Counsel. Each of the Disbursement Agent, the Construction Consultant and the Agent may, if any of them deems necessary or appropriate, consult with and be advised by counsel (whether such counsel shall be regularly retained or specifically employed) in respect of their duties hereunder. Each of the Disbursement Agent, the Construction Consultant and the Agent shall be entitled to reasonably rely upon the advice of its counsel in any action taken in its capacity as the Disbursement Agent, the Construction Consultant or the Agent, as the case may be, hereunder.

12.12. Choice of Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.

12.13. Designation of Applicable Courts and Jurisdictions. Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof (the “Applicable Courts”), in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Disbursement Agent or the Agent may otherwise have to bring any action or proceeding relating to this Agreement against a Borrower or its properties in the courts of any jurisdiction.

12.14. Further Assurances. From time to time the Borrowers shall execute and deliver, or cause to be executed and delivered, such additional instruments, certificates or documents, and take all such actions, as the Disbursement Agent or the Agent may reasonably request for the purposes of implementing or effectuating the provisions of this Agreement. Upon the exercise by the Disbursement Agent or the Agent of any power, right, privilege or remedy pursuant to this Agreement following the occurrence and during the continuation of an Event of Default which requires any Governmental Action, the Borrowers shall use commercially reasonable efforts to execute and deliver, or will cause the execution and delivery of, all applications, certifications, instruments and other documents and papers that the Disbursement Agent or the Agent are required to obtain from the Borrowers for such Governmental Action.

12.15. Reinstatement. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time prior to the transfer or release of funds pursuant to Section 4.5, payment and performance of any of the Borrowers’ obligations hereunder, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by the Disbursement Agent, the Agent or any Lender. In the event that any payment or any part thereof is so rescinded, reduced, restored or returned, such obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

12.16. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, ANY

OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12.16.

12.17. Confidentiality. Section 9.16 of the Credit Agreement shall apply herein mutatis mutandis.

12.18. Transfer of Accounts. If the Agent shall resign or be removed as provided herein, all Accounts held at such Agent may be transferred to the successor Agent or to another Qualified Bank with the prior written consent of the then current Disbursement Agent (which may not be unreasonably withheld, delayed or conditioned). Any such Account transferred may be held at such Qualified Bank and shall constitute an Account and each of the Borrowers, the Agent, the Disbursement Agent and the Qualified Bank shall enter into a control agreement with respect thereto.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

CAESARS LINQ, LLC

By:	/s/ Jonathan S. Halkyard
Name: Jonathan S. Halkyard
Title: President and Treasurer

CAESARS OCTAVIUS, LLC

By:	/s/ Jonathan S. Halkyard
Name: Jonathan S. Halkyard
Title: President and Treasurer

IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

JPMORGAN CHASE BANK, N.A., as Disbursement Agent

By:	/s/ Marc E. Costantino
Name: Marc E. Costantino
Title: Executive Director

JPMORGAN CHASE BANK, N.A., as Agent

By:	/s/ Marc E. Costantino
Name: Marc E. Costantino
Title: Executive Director

EXHIBIT A

to Master Disbursement Agreement

Form of Account Control Agreement

Blocked Account Control

Agreement (“Shifting Control”)

AGREEMENT dated as of April [    ], 2011, by and among              (the “Company”), JPMorgan Chase Bank, N.A. as administrative agent for the lenders which are parties to the Credit Agreement referred to in the next sentence (“Agent”) and              (“Depositary”). Company and Agent along with Caesars             , LLC and Caesars Entertainment Corporation are parties to a certain Credit Agreement (“Credit Agreement”).

The parties hereto refer to Account No.            ([Company Account] / [Linq / Octavius Construction Disbursement] [Linq / Octavius Draw Account ] [Linq / Octavius Post-Completion Reserve Account]) in the name of Company maintained at Depositary (the “Account”) and hereby agree as follows:

1.	Company and Agent notify Depositary that by separate agreement Company has granted Agent a security interest in the Account and all funds on deposit from time to time therein. Depositary acknowledges being so notified.

2.	Prior to the Effective Time (as defined below) Depositary shall honor all withdrawal, payment, transfer or other fund disposition or other instructions that either Company is entitled to give under the Account Documentation (as hereinafter defined) (collectively, “instructions”) received from the Company (but not those from Agent) concerning the Account. On and after the Effective Time (and without Company’s consent), Depositary shall honor all instructions received from Agent (but not those from Company) concerning the Account and Company shall have no right or ability to access or withdraw or transfer funds from the Account.

For the purposes hereof, the “Effective Time” shall be the opening of business on the second business day next succeeding the business day on which a notice purporting to be signed by Agent in substantially the same form as Exhibit A, attached hereto, with a copy of this Agreement attached thereto (a “Shifting Control Notice”), is actually received by the unit of Depositary to whom the notice is required hereunder to be addressed as set forth in Exhibit A hereto (the “Unit”); provided, however, that if any such notice is so received after 12:00 noon, Eastern time, on any business day, the “Effective Time” shall be the opening of business on the third business day next succeeding the business day on which such receipt occurs; and, provided further, that a “business day” is any day other than a Saturday, Sunday or other day on which Depositary is or is authorized or required by law to be closed.

Notwithstanding the foregoing: (i) all transactions involving or resulting in a transaction involving the Account duly commenced by Depositary or any affiliate prior to the Effective Time and so consummated or processed thereafter shall be deemed not to constitute a violation of this Agreement; and (ii) Depositary and/or any affiliate may (at its discretion and without any obligation to do so) (x) cease honoring Company’s instructions and/or commence honoring solely Agent’s instructions concerning the Account at any time or from time to time prior to the Effective Time but only after the Depositary has actual knowledge that Agent has sent to the Unit a Shifting Control Notice therefor (including without limitation halting, reversing or redirecting any transaction referred to in clause (i) above), or (y) deem a Shifting Control Notice to be received by the Unit for purposes of the foregoing paragraph if actually received by Depositary but such Shifting Control Notice does not comply with the form attached hereto as Exhibit A or does not attach an appropriate copy of this Agreement, with no liability whatsoever to Company or any other party for doing so.

3.

This Agreement supplements, rather than replaces, Depositary’s deposit account agreement, terms and conditions and other standard documentation in effect from time to time with respect to the Account or services provided in connection with the Account (the “Account Documentation”), which Account Documentation will continue to apply to the Account and such services, and the respective rights, powers, duties, obligations, liabilities and responsibilities of the parties thereto and hereto, to the extent not expressly conflicting with the

EXHIBIT A-43

provisions of this Agreement (however, in the event of any such conflict, the provisions of this Agreement shall control). Prior to issuing any instructions on or after the Effective Time, Agent shall provide Depositary with such documentation as Depositary may reasonably request to establish the identity and authority of the individuals issuing instructions on behalf of Agent. Agent may request the Depositary to provide other services (such as automatic daily transfers) with respect to the Account on or after the Effective Time; however, if such services are not authorized or otherwise covered under the Account Documentation, Depositary’s decision to provide any such services shall be made in its sole discretion (including without limitation being subject to Company and/or Agent executing such Account Documentation or other documentation as Depositary may require in connection therewith).

4.	Depositary agrees not to exercise or claim any right of offset, banker’s lien or other like right against the Account for so long as this Agreement is in effect except with respect to (i) returned or charged-back items against the Account, reversals or cancellations of payment orders and other errors with respect to electronic fund transfers or other corrections or corrective adjustments to the Account or transactions therein, (ii) overdrafts in the Account or (iii) Depositary’s charges, fees and expenses with respect to the Account or the services provided hereunder, all in accordance with the Account Documentation.

5.	Notwithstanding anything to the contrary in this Agreement: (i) Depositary shall have only the duties and responsibilities with respect to the matters set forth herein as is expressly set forth in writing herein and shall not be deemed to be an agent, bailee or fiduciary for any party hereto; (ii) Depositary shall be fully protected in acting or refraining from acting in good faith without investigation on any notice (including without limitation a Shifting Control Notice), instruction or request purportedly furnished to it by Company or Agent in accordance with the terms hereof, in which case the parties hereto agree that Depositary has no duty to make any further inquiry whatsoever; (iii) it is hereby acknowledged and agreed that Depositary has no knowledge of (and is not required to know) the terms and provisions of the Credit Agreement or any other related documentation or whether any actions by Agent (including without limitation the sending of a Shifting Control Notice), Company or any other person or entity are permitted or a breach thereunder or consistent or inconsistent therewith, (iv) Depositary shall not be liable to any party hereto or any other person for any action or failure to act under or in connection with this Agreement except to the extent such conduct constitutes its own willful misconduct or gross negligence (and to the maximum extent permitted by law, shall under no circumstances be liable for any incidental, indirect, special, consequential or punitive damages); and (v) Depositary shall not be liable for losses or delays caused by force majeure, interruption or malfunction of computer, transmission or communications facilities, labor difficulties, court order or decree, the commencement of bankruptcy or other similar proceedings or other matters beyond Depositary’s reasonable control.

6.	Company hereby agrees to indemnify, defend and save harmless Depositary against any loss, liability or expense (including reasonable fees and disbursements of counsel who may be an employee of Depositary) (collectively, “Covered Items”) incurred in connection with this Agreement or the Account (except to the extent due to Depositary’s willful misconduct or gross negligence) or any interpleader proceeding relating thereto or incurred as a result of following Company’s direction or instruction. Agent hereby agrees to indemnify, defend and save harmless Depositary against any Covered Items incurred (i) on or after the Effective Time or during any time that Depositary ceases honoring Company’s instructions and/or commence honoring solely Agent’s instructions prior to the Effective Time (except to the extent due to Depositary’s willful misconduct or gross negligence) or any interpleader proceeding related thereto, (ii) as a result of following Agent’s direction or instruction (including without limitation Depositary’s honoring of a Shifting Control Notice) or (iii) due to any claim by Agent of an interest in the Account or the funds on deposit therein.

7.	Depositary may terminate this Agreement (i) in its discretion upon the sending of at least thirty (30) days’ advance written notice to the other parties hereto or (ii) because of a material breach by Company or Agent of any of the terms of this Agreement or the Account Documentation, upon the sending of at least five (5) days advance written notice to the other parties hereto. Agent may terminate this Agreement upon the sending of at least three (3) days advance written notice to the other parties hereto (provided that Depositary may shorten or waive the requirement that such notice be in advance and any such shortening or waiver shall be binding on all the parties). Any other termination or any amendment or waiver of this Agreement shall be effected solely by an instrument in writing executed by all the parties hereto. The provisions of paragraphs 5 and 6 above shall survive any such termination.

EXHIBIT A-44

8.	Company shall compensate Depositary for the opening and administration of the Account and services provided hereunder in accordance with Depositary’s fee schedules from time to time in effect. Payment will be effected by a direct debit to the Account.

9.	This Agreement: (i) may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument; (ii) shall become effective when counterparts hereof have been signed by the parties hereto; and (iii) shall be governed by and construed in accordance with the laws of the State of New York. All parties hereby waive all rights to a trial by jury in any action or proceeding relating to the Account or this Agreement. All notices under this Agreement shall be in writing and sent concurrently to all parties (including via emailed pdf or similar file or facsimile transmission) to the parties hereto at their respective addresses (via national courier service with receipt of delivery), email addresses or fax numbers set forth below (or to such other address, email address or fax number as any such party shall designate in writing to the other parties from time to time), and shall be deemed to have been duly given or made when received (or if received on a day other than a business day, on the next succeeding business day after receipt). Immediately upon delivery of a Shifting Control Notice, Agent shall send a copy of the same to Company.

EXHIBIT A-45

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

[NAME OF COMPANY]		JPMORGAN CHASE BANK, N.A., as Agent

By:	Date:	By:	Date:
Name:		Name:
Title:		Title:

Address for Notices:	Address for Notices:
Fax No.:	Fax No.:
Email Address:	Email Address:

, as Depositary
By:		Date:

EXHIBIT A-46

Name:
Title:

Address for other Notices:	Address For Shifting Control and Termination Notices:

__________________________________ Attn:

Email: Fax No.:

EXHIBIT A-47

Exhibit A | SHIFTING CONTROL NOTICE

Date:

Address:

Attention:

Re: Blocked Account Control Agreement dated as of                     , 20     , (the “Agreement”) by and among                                                                                                and relating to Account(s)

Ladies and Gentlemen:

This constitutes a Shifting Control Notice as referred to in paragraph 2 of the Agreement, a copy of which is attached hereto.

[NAME OF AGENT]

By:	Date:
Name:
Title:

EXHIBIT A-48

EXHIBIT B

to Master Disbursement Agreement

Form of Borrower’s Final Completion Certificate

[            ], 201[    ]

[Address]

Copies to:

[Address]

Re:	Master Disbursement Agreement dated as of [ ], 2011 (the “Disbursement Agreement”) of [Borrower], a (the “Borrower”) [Project Linq / Project Octavius] Borrower’s Final Completion Certificate dated as of [ ], 201[ ]

Project:

Ladies and Gentlemen:

This certificate is delivered to you pursuant to the Disbursement Agreement, to which the Disbursement Agent is a party. Capitalized terms used in this certificate that are otherwise not defined shall have the meanings assigned to them in the Disbursement Agreement. The Borrower hereby represents, warrants and certifies as follows, with respect to [Project Linq / Project Octavius]:

(a) all amounts required to be paid to Contractors have been paid (including any Punchlist Completion Amounts and Retainage Amounts, but excluding any Disputed Amounts with respect to which the applicable Reserved Amounts have been deposited into the Post-Completion Reserve Account); and

(b) the Borrower (or Construction Manager) has received Lien releases and waivers from each Contractor substantially in the forms of Exhibits C-1 and C-2, as applicable, to the Disbursement Agreement, other than with respect to Liens covered by such Reserved Amounts deposited in the Post-Completion Reserve Account.

The Disbursement Agent, the Agent, the Construction Manager and the Construction Consultant are entitled to rely on the foregoing certifications in authorizing and making the disbursement requested below.

[SIGNATURE PAGE FOLLOWS]

EXHIBIT B-1

IN WITNESS WHEREOF, the undersigned has executed this Borrower’s Final Completion Certificate as of this [            ] day of [            ], 201[    ].

[Borrower]

By:
Name:
Title:

EXHIBIT B-2

EXHIBIT C-1

to Master Disbursement Agreement

Form of Conditional Waiver and Release Upon Final Payment

CONDITIONAL WAIVER AND RELEASE

UPON FINAL PAYMENT

Property Name:

Property Location:

Undersigned’s Customer:

Invoice/Payment Application Number:

Payment Amount:

Payment Period:

Amount of Disputed Claims:

Upon receipt by the undersigned of a check in the above-referenced Payment Amount payable to the undersigned, and when the check has been properly endorsed and has been paid by the bank on which it is drawn, this document becomes effective to release and the undersigned shall be deemed to waive any notice of lien, any private bond right, any claim for payment and any rights under any similar ordinance, rule or statute related to payment rights that the undersigned has on the above-described Property to the following extent: _________________________________________________

This release covers the final payment to the undersigned for all work, materials or equipment furnished by the undersigned to the Property or to the Undersigned’s Customer and does not cover payment for Disputed Claims, if any. Before any recipient of this document relies on it, the recipient should verify evidence of payment to the undersigned. The undersigned warrants that he or she either has already paid or will use the money received from the final payment promptly to pay in full all laborers, subcontractors, materialmen and suppliers for all work, materials or equipment that are the subject of this waiver and release.

Dated:

(Company Name)

By:
Its:

EXHIBIT C-1-1

EXHIBIT C-2

to Master Disbursement Agreement

Form of Unconditional Waiver and Release Upon Final Payment

UNCONDITIONAL WAIVER AND RELEASE

UPON FINAL PAYMENT

Property Name:

Property Location:

Undersigned’s Customer:

Invoice/Payment Application Number:

Payment Amount:

Amount of Disputed Claims:

The undersigned has been paid in full for all work, materials and equipment furnished to the Customer for the above-described Property and does hereby waive and release any notice of lien, any private bond right, any claim for payment and any rights under any similar ordinance, rule or statute related to payment rights that the undersigned has on the above-described Property, except for the payment of Disputed Claims, if any, noted above. The undersigned warrants that he or she either has already paid or will use the money received from this final payment promptly to pay in full all laborers, subcontractors, materialmen and suppliers for all work, materials and equipment that are the subject of this waiver and release.

Dated:

(Company Name)

By:
Its:

Notice: This document waives rights unconditionally and states that you have been paid for giving up those rights. This document is enforceable against you if you sign it, even if you have not been paid. If you have not been paid, use a conditional release form.

EXHIBIT C-2-1

EXHIBIT D

to Master Disbursement Agreement

Construction Consultant’s Final Completion Confirmation Form

[            ], 201[    ]

[Address]

Copies to:

[Address]

Re:	Master Disbursement Agreement dated as of [ ], 2011 (the “Disbursement Agreement”) of [Borrower], a (the “Borrower”) [Project Linq / Project Octavius] Borrower’s Final Completion Certificate dated as of [ ], 201[ ]

Project:

Ladies and Gentlemen:

[Construction Consultant], (the “Construction Consultant”) hereby confirms as follows:

(a) The Construction Consultant has reviewed the above referenced Borrower’s Final Completion Certificate.

(b) The Construction Consultant concurs to the best of its knowledge and information with the certifications contained in Paragraphs (a) and (b) of the above-referenced Borrower’s Final Completion Certificate in all material respects, based on the information provided and the terms of our assignment.

(c) The Construction Consultant last observed the Project on [            ].

Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Disbursement Agreement.

The Borrower, Disbursement Agent and the Agent only are entitled to rely on the foregoing statements and no third party is entitled to rely on this confirmation form.

IN WITNESS WHEREOF, the undersigned has executed this Construction Consultant’s Final Completion Confirmation Form as of this [            ] day of [            ], 201[  ].

[CONSTRUCTION CONSULTANT]

By:
Name:
Title:

EXHIBIT D-1

EXHIBIT E

to Master Disbursement Agreement

Form of Construction Manager’s Final Completion Certificate

[            ], 201[    ]

[Address]

Copies to:

[Address]

Re:	Master Disbursement Agreement dated as of [ ], 2011 (the “Disbursement Agreement”) of [Borrower], a (the “Borrower”) [Project Linq / Project Octavius] Borrower’s Final Completion Certificate dated as of [ ], 201[ ]

Project:

Ladies and Gentlemen:

[Construction Manager] (the “Construction Manager”) hereby certifies as follows:

(a) The Construction Manager has reviewed the above referenced Borrower’s Final Completion Certificate and the Disbursement Agreement, to the extent necessary to understand the defined terms contained herein and therein that are incorporated by reference from the Disbursement Agreement and to provide the certification contained herein. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Disbursement Agreement.

(b) The Construction Manager hereby concurs in all material respects with each of the certifications contained in Paragraphs (a) and (b) of the above-referenced Borrower’s Final Completion Certificate; provided, however, that with respect to Paragraphs (a) and (b) solely as to Contractors other than itself, this certification is limited to the best of the Construction Manager’s knowledge.

The Disbursement Agent, the Agent and the Construction Consultant are entitled to rely on the foregoing certifications in authorizing and making the disbursement requested in the Borrower’s Final Completion Certificate.

[SIGNATURE PAGE FOLLOWS]

EXHIBIT E-1

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Construction Manager as of this [            ] day of [            ], 201[  ].

[ ]

By:
Name:
Title:

EXHIBIT E-2

EXHIBIT F

to Master Disbursement Agreement

Form of Final Plans and Specifications Amendment Certificate

[            ], 201[  ]

[Address]

Copies to:

[Address – To Include Disbursement Agent and Construction Consultant]

Re:	Master Disbursement Agreement dated as of [ ], 2011 (the “Disbursement Agreement”) of [Borrower], a (the “Borrower”) [Project Linq / Project Octavius] Final Plans and Specifications Amendment

Project:

Ladies and Gentlemen:

The Borrower requests [a material modification of the Final Plans and Specifications / that certain Plans and Specifications become Final Plans and Specifications] with respect to [Project Linq / Project Octavius]. This certificate is delivered pursuant to Section 6.3 of the Disbursement Agreement, to which the Disbursement Agent is a party. Capitalized terms used in this certificate that are otherwise not defined shall have the meaning assigned in the Disbursement Agreement. In connection with the requested [material modification of the Final Plans and Specifications / Plans and Specifications becoming Final Plans and Specifications], the Borrower hereby represents, warrants and certifies as follows with respect to [Project Linq / Project Octavius]:

(a) [The Plans and Specifications which will become Final Plans and Specifications for the Project as of the date hereof currently are as specified on Schedule 1, and:] [The Final Plans and Specifications, as amended, are as specified on Schedule 1, and:]

(i) have received all approvals from all Governmental Authorities required to approve such Plans and Specifications necessary to commence construction of such work or improvements described therein, if any;

(ii) contain sufficient specificity to permit completion of such work or improvement described therein;

(iii) have been signed by the Architect; and

(iv) have been delivered to the Construction Consultant.

(b) To the Borrower’s knowledge, the construction performed as of the date hereof is substantially in accordance with the Final Plans and Specifications, as amended. After giving effect to this [proposed amendment to the Final Plans and Specifications / finalization of the Plans and Specifications] and any concurrent amendment to the Project Budget and/or the Project Schedule, the Borrower reasonably believes that the Opening Date will occur on or prior to the

EXHIBIT F-1

Scheduled Opening Date, the Substantial Completion Date will occur on or prior to the Scheduled Completion Date and the Final Completion Date will occur promptly thereafter, as modified pursuant to Section 6.8 of the Disbursement Agreement (in each case to the extent such milestone date has not already occurred).

(c) After giving effect to this proposed [amendment to the Final Plans and Specifications / finalization of the Plans and Specifications] and any concurrent amendment to the Project Budget and/or the Project Schedule, the Project Budget accurately sets forth in all material respects the anticipated Project Costs through the Scheduled Completion Date, allocated among the various Line Item components thereof identified on the Project Budget in effect on the date hereof.

(d) As of the date hereof, no Event of Default exists, and this proposed ]amendment to the Final Plans and Specifications / finalization of the Plans and Specifications] and any concurrent amendment to the Project Budget and/or the Project Schedule will not constitute, result in, nor create an Event of Default.

The Disbursement Agent, the Agent and the Construction Consultant are entitled to rely on the foregoing certifications.

The undersigned certifies that this Final Plans and Specifications Amendment Certificate is authorized hereby and is permitted pursuant to the Disbursement Agreement and the Credit Agreement and all conditions precedent thereto have been met.

Attached to this Final Plans and Specifications Amendment Certificate as Exhibits 1 to 3 are certificates of the Construction Manager (only to the extent [the amendment to the Plans and Specifications/ the submission of the Plans and Specifications as Final Plans and Specifications] affects that portion of the Project for which the Construction Manager is the Contractor), the Construction Consultant and the Architect (only to the extent the [amendment to the Final Plans and Specifications / the submission of the Plans and Specifications as Final Plans and Specifications] affects that portion of the Project constructed pursuant to Plans and Specifications prepared by it).

[SIGNATURE PAGE FOLLOWS]

EXHIBIT F-2

IN WITNESS WHEREOF, the undersigned has executed this Final Plans and Specifications Amendment Certificate as of this [    ] day of [                    ], 201[    ].

[Borrower]

By:
Name:
Title:

EXHIBIT F-3

SCHEDULE 11

Description of Final Plans and Specifications, as amended

[BORROWER TO PROVIDE INDEX AND DESCRIPTION]

[1]	Note: Use this form of Schedule 1 for an amendment request that certain Plans and Specifications become Final Plans and Specifications.

EXHIBIT F-4

SCHEDULE 12

Amendment No. [__] to Plans and Specifications.

I. The following describes new Final Plans and Specifications for any work or improvements to be included in the Project and for which no Final Plans and Specifications currently exist or in replacement of preliminary Plans and Specifications:

	Work or Improvement	Architect	Drawing Number
1.
2.
3.

II. The following describes replacement Final Plans and Specifications for any work or improvements to be included in the Project and for which Final Plans and Specifications currently exist:

	Work or Improvement	Drawing Number of Replaced Final Plans and Specifications	Architect of New Final Plans and Specifications	Drawing Number of New Final Plans and Specifications
1.
2.
3.

[2]	Note: Use this form of Schedule 1 for an amendment request relating to a material modification of the Final Plans and Specifications.

EXHIBIT F-5

EXHIBIT 1

Form of Construction Manager’s Final Plans and Specifications Amendment Certificate

[                    ], 201[    ]

[Address]

Copies to:

[Address]

Re:	Master Disbursement Agreement dated as of [ ], 2011 (the “Disbursement Agreement”) of [Borrower], a (the “Borrower”) [Project Linq / Project Octavius] Borrower’s Final Plans and Specifications Amendment Certificate dated as of [ ], 201[ ]
Project:

Ladies and Gentlemen:

[Construction Manager] (the “Construction Manager”) hereby certifies as follows:

(a) The Construction Manager has reviewed the above referenced Borrower’s Final Plans and Specifications Amendment Certificate and the Disbursement Agreement, to the extent necessary to understand the defined terms contained herein and therein that are incorporated by reference from the Disbursement Agreement and to provide the certification contained herein. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Disbursement Agreement.

(b) The Construction Manager hereby concurs in all material respects of the certifications contained in Paragraphs (a)(ii) and (b) in the above-referenced Final Plans and Specifications Amendment Certificate as they apply to that portion of the Project for which the Construction Manager is the Contractor, provided that where any certification of the Borrower is limited to the Borrower’s knowledge for the purposes of this certificate, such certification shall instead be made to the Construction Manager’s knowledge.

The Disbursement Agent, the Agent and the Construction Consultant are entitled to rely on the foregoing certifications.

[SIGNATURE PAGE FOLLOWS]

EXHIBIT F-6

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Construction Manager as of this [    ] day of [                    ], 201[    ].

[ ]

By:
Name:
Title:

EXHIBIT F-7

EXHIBIT 2

Construction Consultant’s Final Plans and Specifications Amendment Confirmation Form

[                    ], 201[    ]

[Address]

Copies to:

[Address]

Re:	Master Disbursement Agreement dated as of [ ], 2011 (the “Disbursement Agreement”) of [Borrower], a (the “Borrower”) [Project Linq / Project Octavius] Borrower’s Final Plans and Specifications Amendment Certificate dated as of [ ], 201[ ]
Project:

Ladies and Gentlemen:

[Construction Consultant] (the “Construction Consultant”) hereby confirms as follows:

(a) The Construction Consultant has reviewed the above referenced Final Plans and Specifications Amendment Certificate.

(b) The Construction Consultant concurs with the certifications contained in Paragraphs (a), (b) and (c) of the above-referenced Final Plans and Specifications Amendment Certificate in all material respects, based on the information provided and the terms of our assignment; provided that where any certification of the Borrower is limited to the Borrower’s knowledge, for the purposes of this certificate, such concurrence shall instead be made to the Construction Consultant’s knowledge.

(c) The Construction Consultant last observed the Project on [                    ].

Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Disbursement Agreement.

The Disbursement Agent and the Agent only are entitled to rely on the foregoing statements and no third party is entitled to rely on this confirmation form.

[SIGNATURE PAGE FOLLOWS]

EXHIBIT F-1

IN WITNESS WHEREOF, the undersigned has executed this Construction Consultant’s Final Plans and Specifications Amendment Confirmation Form as of this [    ] day of [                    ], 201[    ].

[ ]

By:
Name:
Title:

EXHIBIT F-2

EXHIBIT 3

Form of Architect’s Final Plans and Specifications Amendment Certificate

[                    ], 201[    ]

[Address]

Copies to:

[Address]

Re:	Master Disbursement Agreement dated as of [ ], 2011 (the “Disbursement Agreement”) of [Borrower], a (the “Borrower”) [Project Linq / Project Octavius] Borrower’s Final Plans and Specifications Amendment Certificate dated as of [ ], 201[ ]
Project:

Ladies and Gentlemen:

[Architect] is providing this Certificate as the “Architect” (as defined in the Disbursement Agreement), and hereby certifies as follows:

(a) The Architect has reviewed the above referenced Final Plans and Specifications Amendment Certificate and the Disbursement Agreement to the extent necessary to understand the defined terms contained herein and in the Final Plans and Specifications Amendment Certificate that are incorporated by reference from the Disbursement Agreement and to provide the certification contained herein. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Disbursement Agreement.

(b) The Architect hereby concurs in all material respects with the certifications contained in Paragraphs (a) (other than Subparagraphs (iii) and (iv)) and (b) of the above-referenced Final Plans and Specifications Amendment Certificate; provided that where any certification of the Borrower is limited to the Borrower’s knowledge, for the purposes of this certificate, such certification shall instead be made to the Architect’s knowledge.

(c) The Architect last inspected the Project on [                    ].

The Disbursement Agent, the Agent and the Construction Consultant are entitled to rely on the foregoing certifications.

[SIGNATURE PAGE FOLLOWS]

EXHIBIT F-1

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Architect as of this [    ] day of [                    ], 201[  ].

[ ]

By:
Name:
Title:

EXHIBIT F-2

EXHIBIT G

to Master Disbursement Agreement

Form of In-Balance Test Certificate

This In-Balance Test Certificate (“Certificate”) is delivered to [Agent], as Agent pursuant to the Master Disbursement Agreement, dated as of [                    ], 2011 (the “Disbursement Agreement”), among [Linq Borrower], a                      (the “Linq Borrower”), [Octavius Borrower], a                      (the “Octavius Borrower”), [Disbursement Agent] (“Disbursement Agent”) and [Agent], as Agent for the Lenders ( “Agent”).

Capitalized terms used in this Certificate and all Attachments hereto but not defined herein or therein shall have the meanings given to such terms in the Disbursement Agreement.

1. I am a Responsible Officer of the [Linq/ Octavius] Borrower.

2. I have reviewed and am familiar with the contents of this Certificate and am executing this Certificate solely in my capacity as a Responsible Officer of the [Linq/ Octavius] Borrower.

3. Attached hereto as Attachment 1 are the calculations of the Project Funds allocable to Project [Linq/Octavius] and the aggregate Remaining Costs for Project [Linq/Octavius], in each case as of the date set forth therein, showing compliance with the In-Balance Test with respect to such Project.

IN WITNESS WHEREOF, I execute this Certificate this                      day of                      20    .

[Borrower], a

By:
Name:
Title:

EXHIBIT G-1

Attachment 1

[See attached]

EXHIBIT G-2

EXHIBIT H

to Master Disbursement Agreement

Construction Consultant’s Opening Date Confirmation Form

[                     ], 201[    ]

[Address]

Copies to:

[Address]

Re:	Master Disbursement Agreement dated as of [ ], 2011 (the “Disbursement Agreement”) of [Borrower], a (the “Borrower”) [Project Linq / Project Octavius] Borrower’s Opening Date Certificate dated as of [ ], 201[ ](the “Opening Date Certificate”)
Project:

Ladies and Gentlemen:

[Construction Consultant], (the “Construction Consultant”) hereby confirms as follows with respect to [Project Linq / Project Octavius]:

(a) The Construction Consultant has reviewed the above referenced Opening Date Certificate.

(b) The Construction Consultant concurs, to the best of its knowledge after due inquiry and investigation, with the certifications in Paragraphs (a)-(c) of the above-referenced Opening Date Certificate in all material respects, based on the information provided and the terms of our assignment.

(c) The Project is generally complete in all material respects in accordance with the Final Plans and Specifications, as amended.

(d) The Construction Consultant last observed the Project on [                    ].

Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Disbursement Agreement. The Borrower, Disbursement Agent and the Agent only are entitled to rely on the foregoing statements and no third party is entitled to rely on this confirmation form.

IN WITNESS WHEREOF, the undersigned has executed this Construction Consultant’s Opening Date Confirmation Form as of this [    ] day of [                    ], 201[  ].

EXHIBIT H-1

[CONSTRUCTION CONSULTANT]

By:
Name:
Title:

EXHIBIT H-2

EXHIBIT I

to Master Disbursement Agreement

Location of Plans and Specifications

For each Project, the Plans and Specifications will be located at the site of such Project.

EXHIBIT K-2-1

EXHIBIT J-1

to Master Disbursement Agreement

Form of Disbursement Request

[                     ], 201[    ]

[Address]

With a copy to (without attachments):

[Address]

Re:	[Project Linq / Project Octavius] Disbursement Request No. [ ] under Master Disbursement Agreement dated as of [ ], 2011 (the “Disbursement Agreement”) of [Borrower], a (the “Borrower”) Disbursement Request of $[ ] Requested Disbursement Date: [ ], 201[ ]
Project:

Ladies and Gentlemen:

The Borrower submits this Disbursement Request (the “Disbursement Request”) pursuant to the Disbursement Agreement. Capitalized terms used herein without definition shall have the meanings assigned in the Disbursement Agreement.

The Borrower hereby requests that you, in your capacity as Disbursement Agent under the Disbursement Agreement, on the requested disbursement date set forth above (the “Requested Disbursement Date”) cause the transfer of $[            ] from the Loan Proceeds Account to the Construction Disbursement Account.

In connection with the requested disbursement, the Borrower hereby represents, warrants and certifies as of the date hereof as follows with respect to [Project Linq / Project Octavius]:

(a) Schedule 1 lists each party to whom payment is to be made from the funds transferred to the Construction Disbursement Account or, in respect of reimbursements to the Borrower, each party to whom a corresponding payment has been made by Borrower, for each Line Item and for each such party, the following: (i) the required payment date for each applicable payment; (ii) the name of the payee to be paid or that was paid, as applicable; and (iii) the net payment requested with respect to each payee. To the Borrower’s knowledge, the information set forth in Schedule 1 is true, correct and complete in all material respects.

(b) Schedule 2 sets forth, for each Line Item, the following: (i) the total Project Costs anticipated to be incurred to achieve the Final Completion Date promptly after the Scheduled Completion Date, both as of the Delivery Date of the Project Budget and, giving effect to any amendments to the Project Budget previously or concurrently made in accordance with Section 6.1 of the Disbursement Agreement and described in the columns labeled “PREV ADJUSTED” and “CURRENT ADJUSTED”, as of the date hereof; (ii) the total payments previously made (net of Retainage Amounts and Disputed Amounts withheld in accordance with the Disbursement Agreement) with respect to the Project under such Line Item; and (iii) the Borrower’s reasonable belief as to the remaining amounts required to be paid (including any applicable

EXHIBIT J-1-1

Retainage Amounts and Disputed Amounts) to achieve the Final Completion Date promptly after the Scheduled Completion Date. The information set forth in Schedule 2 is true, correct and complete in all material respects.

(c) Schedule 3 sets forth a lien release summary chart of releases and waivers in the form specified by Exhibits C and L of the Disbursement Agreement, as applicable (copies of which are attached hereto as Attachment 1), from each Contractor to be paid from funds requested under this Disbursement Request for payment of Hard Costs acknowledging that such Contractor has been paid in full any and all amounts due for work or services performed and materials furnished to date in connection with the construction of the Project, except for lien releases or waivers relating to Permitted Liens, Permitted Amounts and Deferred Subcontractor Waivers.

(d) Schedule 4 sets forth a written inventory of Unincorporated Materials as of the date hereof, including the costs thereof. The following conditions have been satisfied with respect to such Unincorporated Materials: (i) except with respect to Unincorporated Materials related to the Wheel Component, all Unincorporated Materials for which full payment has previously been made with the proceeds of the Term B Loans or is being made with the proceeds of the Disbursement to be disbursed pursuant to this Disbursement Request, or will be upon full payment, owned by a Loan Party, as evidenced by paid invoices, bills of sale, certificates of title or other evidence provided to the Disbursement Agent, attached in Exhibit 1 to Schedule 4; (ii) the Unincorporated Materials are consistent with the Plans and Specifications, to the extent applicable; (iii) all Unincorporated Materials are properly inventoried, securely stored, protected against theft and damage at the Project site or if not located at the Project site, Borrower has (X) instructed the applicable contracting party to so secure and protect such Unincorporated Materials, and (Y) identified such other location(s) by complete address (or if complete addresses of a current storage location cannot be provided, listed the name and complete address of the applicable contracting party supplying or manufacturing such Unincorporated Materials); and (iv) all Unincorporated Materials are adequately insured against casualty, loss and theft for an amount equal to their replacement costs to the extent required under the Loan Documents.

(e) All Cash Contributions required to have been made in connection with the Project as of the date hereof pursuant to the terms of the Credit Agreement have been or shall substantially concurrent with the making of the requested Disbursement hereunder be deposited in the Company Account.

(f) After giving effect to the requested Disbursement, the In-Balance Test will be satisfied.

(g) Each of the representations and warranties made by the Borrower in or pursuant to the Loan Documents are true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects only as of such earlier date.

(h) As of the date hereof, no Default or Event of Default exists (other than Defaults that will be cured by the payment of money being requested hereunder).

(i) As of the date hereof, (A) the amounts previously drawn by Borrower from the applicable Construction Disbursement Account, the applicable Draw Account, or the Company Account, as applicable, to pay Permitted Fund Uses have, in fact, been used to pay Permitted Fund Uses in accordance with the Project Budget and the applicable Disbursement Request (in

EXHIBIT J-1-2

the case of monies drawn from the Construction Disbursement Account), and (B) after giving effect to the Disbursement requested under this Disbursement Request, the balance in the applicable Construction Disbursement Account will not exceed the amount required to pay Project Costs for the Project now due and payable and the balance in the Draw Accounts will not exceed the aggregate maximum dollar threshold permitted from time to time under Section 2.2.5 of the Disbursement Agreement.1

The Agent and the Disbursement Agent are entitled to rely on the foregoing certifications in authorizing and making the Disbursements requested by this Disbursement Request.

Attached to this Disbursement Request as Exhibits 1 and 2, are certificates from the Construction Manager and the Architect, as applicable.

[SIGNATURE PAGE FOLLOWS]

[1]	This certification to be included in all but the first Disbursement Request.

EXHIBIT J-1-3

IN WITNESS WHEREOF, the undersigned has executed this Disbursement Request as of this [    ] day of [                    ], 201[  ].

[Borrower]

By:
Name:
Title:

ACKNOWLEDGED receipt hereof.

[Disbursement Agent], as Disbursement Agent

By:
Name:
Title:

EXHIBIT J-1-4

Schedule 1

to Disbursement Request

PAYEE LISTING AND LIEN WAIVER CHECKLIST

BORROWER:	[Borrower]	Date:

PROJECT:	[Borrower]	DRAW NO.:

LINE ITEM	INVOICE DATE	PAYEE NAME	NET AMOUNT TO BE PAID	LIEN WAIVER
				REQ’D	REC’D

Total Net Amount

EXHIBIT J-1-5

SCHEDULE 2

to Disbursement Request

PROJECT SUMMARY

BORROWER: [Borrower]	DRAW #
PROJECT: [Borrower]
LOCATION: [ ]	DATE:

ITEM #	DESCRIPTION	PROJECT BUDGET				DRAW REQUESTS (NET OF RETAINAGE & DISPUTED AMOUNTS)			BALANCE TO FUND	% BAL TO FUND
		ORIGINAL	PREV. ADJUSTED	CURRENT ADJUSTED	REVISED	PREVIOUS	CURRENT	TOTAL	(Incl. Retainage & Disputed Amounts)
LAND
HARD COSTS
[CONFORM TO BUDGET]

TOTAL HARD COSTS
SOFT COSTS
[CONFORM TO BUDGET]

TOTAL SOFT COSTS
PROJECT CONTINGENCY
WORKING CAPITAL CONTINGENCY
TOTAL PROJECT COSTS:
LESS LAND EQUITY:
LESS CONSTRUCTION EQUITY:
LOAN AMOUNT:

EXHIBIT J-1-6

SCHEDULE 3

to Disbursement Request

LIEN RELEASE SUMMARY – MASTER LIST1

Waivers received for work billed through [                 ], 201[    ]

Submitted pursuant to § 4.1.2(a) of the Disbursement Agreement

Contractor	Payment Application Reference			Waiver Amount			Notes
	Date	Company Advance Request #	Contractor #	Conditional (Current Period)	Unconditional	Total Waivers (Cumulative)

[1]	Summary chart and attached lien releases should address all Project Costs incurred through the date of the Master List.

EXHIBIT J-1-7

Schedule 4

to Disbursement Request

INVENTORY OF UNINCORPORATED MATERIALS

Submitted pursuant to § 4.1.2(e) of the Disbursement Agreement

Item Description	Item Cost

Complete Addresses of Storage
Location For Offsite Unincorporated
Materials (or, if not

available, name and complete
address of the applicable contracting
party supplying or manufacturing
such Unincorporated Materials)

EXHIBIT J-1-7

Exhibit 1 to Schedule 4 to Disbursement Request

COPIES OF PAID INVOICES, BILLS OF SALES, CERTIFICATES OF TITLE OR OTHER EVIDENCE

[Attached hereto]

EXHIBIT J-1-8

ATTACHMENT 1

to Disbursement Request

LIEN WAIVERS AND RELEASES

[See Attached]

EXHIBIT J-1-9

EXHIBIT 1

Certificate of Construction Manager

[            ], 201[  ]

[Address]

With a copy to:

[Address]

Re:	[Project Linq / Project Octavius] Disbursement Request No. [ ] under Master Disbursement Agreement dated as of [ ], 2011 (the “Disbursement Agreement”) of [Borrower], a (the “Borrower”)
Disbursement Request of $[ ]
Requested Disbursement Date: [ ], 201[ ]
Project:

Ladies and Gentlemen:

[Construction Manager] (the “Construction Manager”) hereby certifies as follows:

(a) The Construction Manager has reviewed the above referenced Disbursement Request and Disbursement Agreement, to the extent necessary to understand the defined terms contained herein and in the Disbursement Request that are incorporated by reference from the Disbursement Agreement and to provide the certification contained herein. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Disbursement Agreement.

(b) [Choose One] [The Construction Manager hereby confirms, to the best of its knowledge as of the date hereof, that it believes that, with respect to that portion of the Project for which the Construction Manager is the Contractor, the Opening Date is likely to occur on or prior to the Scheduled Opening Date and the Substantial Completion Date is likely to occur on or before the Scheduled Completion Date, as modified pursuant to Section 6.8 of the Disbursement Agreement (in each case to the extent such milestone date has not already occurred).] or [The Construction Manager hereby confirms, to the best of its knowledge as of the date hereof, that in its reasonable estimate, the Opening Date will occur no more than              weeks after the Scheduled Opening Date and the Substantial Completion Date will occur no more than              weeks after the Scheduled Completion Date, as modified pursuant to Section 6.8 of the Disbursement Agreement (in each case to the extent such milestone date has not already occurred).]

(c) The Construction Manager hereby certifies that, to its knowledge, solely with respect to that portion of the Project for which the Construction Manager is the Contractor, the Project may be constructed in accordance within the Project Budget.

The Disbursement Agent and the Agent are entitled to rely on the foregoing certifications in authorizing and making the disbursement requested in the Disbursement Request.

[SIGNATURE PAGE FOLLOWS]

EXHIBIT J-1-10

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Construction Manager as of this [    ] day of [            ], 201[  ].

[ ]

By:
Name:
Title:

EXHIBIT J-1-11

EXHIBIT 2

Certificate of Architect

[            ], 201[  ]

[Address]

With a copy to:

[Address]

Re:	[Project Linq / Project Octavius] Disbursement Request No. [ ] under Master Disbursement Agreement dated as of [ ], 2011 (the “Disbursement Agreement”) of [Borrower], a (the “Borrower”)
Disbursement Request of $[ ]
Requested Disbursement Date: [ ], 201[ ]
Project:

Ladies and Gentlemen:

[Architect] is providing this Certificate as the “Architect” (as defined in the Disbursement Agreement), and hereby certifies as follows:

(a) The Architect has reviewed the above referenced Disbursement Request and Disbursement Agreement, to the extent necessary to understand the defined terms contained herein and in the Disbursement Request that are incorporated by reference from the Disbursement Agreement and to provide the certification contained herein. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Disbursement Agreement.

(b) The Architect hereby certifies and confirms with respect to that portion of the Project constructed pursuant to the Plans and Specifications [prepared][managed] by the Architect that the construction performed to date is substantially in conformance with the Plans and Specifications.

The Disbursement Agent and the Agent are entitled to rely on the foregoing certifications in authorizing and making the disbursement requested in the Disbursement Request.

[SIGNATURE PAGE FOLLOWS]

EXHIBIT J-1-12

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Architect as of this [    ] day of [            ], 201[  ].

[ ]

By:
Name:
Title:

EXHIBIT J-1-13

EXHIBIT J-2

to Master Disbursement Agreement

Construction Consultant’s Disbursement Form

[            ], 201[  ]

[Address]

Re:	[Project Linq / Project Octavius] Disbursement Request No. [ ] (the “Borrower’s Disbursement Request”), under Master Disbursement Agreement dated as of [ ], 2011 (the “Disbursement Agreement”) of [Borrower], a (the “Borrower”)
Disbursement Request of $[ ]
Requested Disbursement Date: [ ], 201[ ]
Project:

Ladies and Gentlemen:

[Construction Consultant] (the “Construction Consultant”) hereby confirms as follows:

(a) The Construction Consultant has reviewed the Borrower’s Disbursement Request, which is attached hereto as Exhibit 1.

(b) The Construction Consultant hereby acknowledges receipt of the lien releases and waivers from Borrower and each Contractor as required by clause (c) of the Borrower’s Disbursement Request and Section 4.1.2(a) of the Disbursement Agreement and confirms that the amounts requested to be paid to each such person appear to be appropriately and accurately reflected in the Borrower’s Disbursement Request and such lien releases.

(c) The Construction Consultant concurs with the certifications contained in Paragraphs (a)-(c) of the Borrower’s Disbursement Request in all material respects, based on the information provided and the terms of our assignment; provided that where any certification of the Borrower is limited to the Borrower’s knowledge, for the purpose of this certificate such concurrence shall instead be made to the Construction Consultant’s knowledge.

(d) [Choose One] [The Construction Consultant confirms that it believes that the Opening Date will occur on or prior to the Scheduled Opening Date and the Substantial Completion Date will occur on or prior to the Scheduled Completion Date, as modified pursuant to Section 6.8 of the Disbursement Agreement.] or [The Construction Consultant hereby confirms that in its reasonable estimate, the Opening Date will occur no more than              weeks after the Scheduled Opening Date and the Substantial Completion Date will occur no more than              weeks after the Scheduled Completion Date.]

Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Disbursement Agreement.

EXHIBIT J-2-1

The Disbursement Agent and the Agent only are entitled to rely on the foregoing statements in authorizing and making the disbursement requested in the Borrower’s Disbursement Request and no third party is entitled to rely on this disbursement form.

[SIGNATURE PAGE FOLLOWS]

EXHIBIT J-2-2

IN WITNESS WHEREOF, the undersigned has executed this Construction Consultant’s Disbursement Form as of this [        ] day of [                    ], 201[  ].

[CONSTRUCTION CONSULTANT]

By:
Name:
Title:

EXHIBIT J-2-3

Exhibit 1

Borrower’s Disbursement Request

[See Attached]

EXHIBIT J-2-4

EXHIBIT K

to Master Disbursement Agreement

Form of Borrower’s Substantial Completion Certificate

[            ], 201[  ]

[Address]

Copies to:

[Address]

Re:	Master Disbursement Agreement dated as of [ ], 2011 (the “Disbursement Agreement”) of [Borrower], a (the “Borrower”) [Project Linq / Project Octavius] Borrower’s Substantial Completion Certificate dated as of [ ], 201[ ]
Project:

Ladies and Gentlemen:

This certificate is delivered to you pursuant to the Disbursement Agreement, to which the Disbursement Agent is a party. Capitalized terms used in this certificate that are otherwise not defined shall have the meanings assigned to them in the Disbursement Agreement. The Borrower hereby represents, warrants and certifies as follows with respect to [Project Linq / Project Octavius]:

(a) The Opening Date has occurred.

(b) All material Applicable Permits with respect to the operation of the Project in all material respects have been issued and are in full force and effect.

(c) The Permitted Amounts currently unpaid are as follows: (i) $[            ] for the Punchlist Completion Amount; (ii) $[            ] for aggregate Disputed Amounts with respect to the Construction Contracts; (iii) $[            ] for Retainage Amounts; and (iv) $[            ] for De Minimus Invoice Amounts.

(d) All amounts required to be paid to the Contractors in connection with completing the Project have been paid, other than Permitted Amounts with respect to which the Reserved Amount has been reserved in the aggregate in the Accounts, and other than with respect to Deferred Subcontractor Waivers.

(e) The Borrower (or Construction Manager) has received lien releases and waivers from each Contractor in the forms of Exhibits N-1 and N-2, as applicable, of the Disbursement Agreement covering all work on the Project through the Disbursement Request Date immediately prior to the Opening Date, other than with respect to Permitted Amounts and Deferred Subcontractor Waivers.

The Disbursement Agent, the Agent and the Construction Consultant are entitled to rely on the foregoing certifications in authorizing and making the disbursement requested below.

[SIGNATURE PAGE FOLLOWS]

EXHIBIT K-1

IN WITNESS WHEREOF, the undersigned has executed this Borrower’s Substantial Completion Certificate as of this [            ] day of [            ], 201[  ].

[BORROWER]

By:
Name:
Title:

EXHIBIT K-2

EXHIBIT L-1

to Master Disbursement Agreement

Form of Conditional Waiver and Release Upon Progress Payment

CONDITIONAL WAIVER AND RELEASE

UPON PROGRESS PAYMENT

Property Name:

Property Location:

Undersigned’s Customer:

Invoice/Payment Application Number:

Payment Amount:

Upon receipt by the undersigned of a check in the above-referenced Payment Amount payable to the undersigned, and when the check has been properly endorsed and has been paid by the bank on which it is drawn, this document becomes effective to release and the undersigned shall be deemed to waive any notice of lien, any private bond right, any claim for payment and any rights under any similar ordinance, rule or statute related to payment rights that the undersigned has on the above-described Property to the following extent:

This release covers a progress payment for the work, materials or equipment furnished by the undersigned to the Property or to the Undersigned’s Customer which are the subject of the Invoice or Payment Application, but only to the extent of the Payment Amount or such portion of the Payment Amount as the undersigned is actually paid, and does not cover any retention withheld, any items, modifications or changes pending approval, disputed items and claims, or items furnished that are not paid. Before any recipient of this document relies on it, the recipient should verify evidence of payment to the undersigned. The undersigned warrants that it, he or she either has already paid or will use the money received from this progress payment promptly to pay in full all laborers, subcontractors, materialmen and suppliers for all work, materials or equipment that are the subject of this waiver and release.

Dated:

(Company Name)

By:
Its:

EXHIBIT L-1-1

EXHIBIT L-2

to Master Disbursement Agreement

Form of Unconditional Waiver and Release Upon Progress Payment

UNCONDITIONAL WAIVER AND RELEASE

UPON PROGRESS PAYMENT

Property Name:

Property Location:

Undersigned’s Customer:

Invoice/Payment Application Number:

Payment Amount:

The undersigned has been paid and has received a progress payment in the above-referenced Payment Amount for all work, materials and equipment the undersigned furnished to the Customer for the above-described Property and does hereby waive and release any notice of lien, any private bond right, any claim for payment and any rights under any similar ordinance, rule or statute related to payment rights that the undersigned has on the above-described Property to the following extent:                                                                  .

This release covers a progress payment for the work, materials and equipment furnished by the undersigned to the Property or to the Undersigned’s Customer which are the subject of the Invoice or Payment Application, but only to the extent of the Payment Amount or such portion of the Payment Amount as the undersigned is actually paid, and does not cover any retention withheld, any items, modifications or changes pending approval, disputed items and claims, or items furnished that are not paid. The undersigned warrants that he or she either has already paid or will use the money received from this progress payment promptly to pay in full all laborers, subcontractors, materialmen and suppliers for all work, materials or equipment that are the subject of this waiver and release.

Dated:

(Company Name)

By:
Its:

Notice: This document waives rights unconditionally and states that you have been paid for giving up those rights. This document is enforceable against you if you sign it to the extent of the Payment Amount or the amount received. If you have not been paid, use a conditional release form.

EXHIBIT L-2-1

EXHIBIT M-1

to Master Disbursement Agreement

Construction Consultant’s Substantial Completion Confirmation Form

[            ], 201[  ]

[Address]

Copies to:

[Address]

Re:	Master Disbursement Agreement dated as of [ ], 2011 (the “Disbursement Agreement”) of [Borrower], a (the “Borrower”) [Project Linq / Project Octavius] Borrower’s Substantial Completion Certificate dated as of [ ], 201[ ]
Project:

Ladies and Gentlemen:

[Construction Consultant] (the “Construction Consultant”) hereby confirms as follows:

(a) The Construction Consultant has reviewed the above referenced Borrower’s Substantial Completion Certificate.

(b) The Construction Consultant hereby concurs, to the best of Construction Consultant’s knowledge, with the certifications contained in Paragraphs (a) through (e) of the above-referenced Borrower’s Substantial Completion Certificate in all material respects, based on the information provided and the terms of our assignment.

(c) The Construction Consultant last observed the Project on [            ].

Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Disbursement Agreement.

The Disbursement Agent and the Agent only are entitled to rely on the foregoing statements and no third party is entitled to rely on this confirmation form.

[SIGNATURE PAGE FOLLOWS]

EXHIBIT M-1-1

IN WITNESS WHEREOF, the undersigned has executed this Construction Consultant’s Substantial Completion Form as of this [        ] day of [            ], 201[  ].

[CONSTRUCTION CONSULTANT]

By:
Name:
Title:

EXHIBIT M-1-2

EXHIBIT M-2

to Master Disbursement Agreement

Architect’s Substantial Completion Certificate Form

[            ], 201[  ]

[Address]

With a copy to:

[Address]

Re:	Master Disbursement Agreement dated as of [ ], 2011 (the “Disbursement Agreement”) of [Borrower], a (the “Borrower”) [Project Linq / Project Octavius] Borrower’s Substantial Completion Certificate dated as of [ ], 201[ ]
Project:

Ladies and Gentlemen:

[Architect] is providing this Certificate as the “Architect” (as defined in the Disbursement Agreement), and hereby certifies as follows:

(a) The Architect has reviewed the above referenced Substantial Completion Certificate and Disbursement Agreement, to the extent necessary to understand the defined terms contained herein and in the Substantial Completion Certificate that are incorporated by reference from the Disbursement Agreement and to provide the certification contained herein. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Disbursement Agreement.

(b) The Architect hereby certifies and confirms with respect to that portion of the Project constructed pursuant to the Plans and Specifications [prepared][managed] by the Architect that the construction performed to date is substantially complete in conformance with the Plans and Specifications.

The Disbursement Agent and the Agent are entitled to rely on the foregoing certifications in authorizing and making the disbursement requested in the Disbursement Request.

[SIGNATURE PAGE FOLLOWS]

EXHIBIT M-2-1

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Architect as of this [        ] day of [            ], 201[  ].

[ ]

By:
Name:
Title:

EXHIBIT M-2-2

EXHIBIT N

to Master Disbursement Agreement

Form of Project Budget Amendment Certificate

[            ], 201[  ]

[Address]

Copies to:

[Address]

Re:	Master Disbursement Agreement dated as of [ ], 2011 (the “Disbursement Agreement”) of [Borrower], a (the “Borrower”) [Project Linq / Project Octavius] Project Budget Amendment No. [ ]
Project:

Ladies and Gentlemen:

The Borrower requests that the Project Budget for [Project Linq / Project Octavius] be amended as set forth on Schedule 1 to this certificate. This certificate is delivered pursuant to Section 6.1.3 of the Disbursement Agreement, to which the Disbursement Agent is a party. In connection with the requested Project Budget amendment, the Borrower represents, warrants and certifies as follows with respect to [Project Linq / Project Octavius]:

(a) Funding to pay the costs represented by any Line Item increase is available from the sources set forth in Section 6.1.1 of the Disbursement Agreement, as set forth on Schedule 1 hereto.

(b) The Project Budget in effect immediately prior to the proposed amendment is attached to this Project Budget Amendment Certificate as Schedule 2, and the Project Budget which will be in effect upon effectiveness of the proposed amendment is attached to this Project Budget Amendment Certificate as Schedule 3.

(c) Immediately following any such amendment: (i) the Project Budget will permit the Opening Date to occur on or prior to the Scheduled Opening Date and the Substantial Completion Date to occur on or before the Scheduled Completion Date, as modified pursuant to Section 6.8 of the Disbursement Agreement (in each case to the extent such milestone date has not already occurred); and (ii) the Project Budget will reasonably establish the Line Item components of the work required to be undertaken in order to achieve the Final Completion Date, and will reasonably establish the cost of completing each Line Item component of such work.

(d) After giving effect to the proposed amendment, the Project Budget accurately sets forth in all material respects the anticipated Project Costs through the Scheduled Completion Date, allocated among the various Line Item components thereof identified on the Project Budget.

(e) Schedule 1 attached hereto is true and correct in all material respects.

EXHIBIT N-1

The Disbursement Agent, the Construction Consultant and the Agent are entitled to rely on the foregoing certifications.

Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Disbursement Agreement.

Attached to this Project Budget Amendment Certificate as Exhibits 1 and 2 are certificates from the Construction Manager (if the Construction Budget Amendment affects the budgeted amounts for Project Costs associated with any work for which the Construction Manager is the Contractor) and the Construction Consultant.

[SIGNATURE PAGE FOLLOWS]

EXHIBIT N-2

IN WITNESS WHEREOF, the undersigned has executed this Project Budget Amendment Certificate as of this [            ] day of [                    ], 201[  ].

[Borrower]

By:
Name:
Title:

EXHIBIT N-3

SCHEDULE 1

Amendment No. [        ] to Project Budget.

I.	Increases to Line Items: [REPEAT AS NECESSARY]

	A.	The following Line Item is increased:

Old Amount of Line Item:

Amount of Increase:

New Total For Line Item:

Source of Funds For Increase:

Source	Amount

Realized Savings	$

Reduction in “Project Contingency” Line Item	$

Additional Cash Contributions (or written commitment from CEC to make additional Cash Contributions in addition to the amount originally committed) or other funds deposited in the Company Account that were not previously included in the Project Budget	$

Other sources of funds that are permitted to be included in the definition of Project Funds but which were not previously included in the Project Budget	$

In the case of the amendments to the Project Budget for a Project or a component of a Project, funds projected to be available from the net cash flow from operations of the other Project or the components of the other Project	$

Available funds as a result of the amendments to the Project Budget for the other Project made in accordance with Section 6.1 of the Disbursement Agreement or as a result of a transfer or reallocation of funds pursuant to Section 4.5 of the Disbursement Agreement after the occurrence of the Final Completion Date of a Project	$

Total	$

II.		Decreases to Line Items: [REPEAT AS NECESSARY]

	A.	The following Line Item is decreased:

Old Amount of Line Item:

Amount of Decrease:

New Amount of Line Item:

EXHIBIT N-4

Amount of Realized Savings:	$
Reduction in “Project Contingency” Line Item	$
[Must equal amount in last line of Section I above.]

III.	New Project Budget Totals:

	The total Project Budget for the Project is now:	$

	The amount disbursed to date for the Project is now:	$

	Remaining amounts to be spent:	$

EXHIBIT N-5

SCHEDULE 2

Existing Project Budget

[BORROWER TO PROVIDE]

EXHIBIT N-6

SCHEDULE 3

New Project Budget

[BORROWER TO PROVIDE]

EXHIBIT N-7

EXHIBIT 1

Certificate of Construction Manager

[            ], 201[  ]

[Address]

Re:	Master Disbursement Agreement dated as of [ ], 2011 (the “Disbursement Agreement”) of [Borrower], a (the “Borrower”) [Project Linq / Project Octavius] Project Budget Amendment Certificate dated as of [ ], 201[ ]

Project:

Ladies and Gentlemen:

[Construction Manager] (the “Construction Manager”) hereby certifies as follows:

(a) The Construction Manager has reviewed the above referenced Project Budget Amendment Certificate and Disbursement Agreement, to the extent necessary to understand the defined terms contained herein and in the Project Budget Amendment Certificate that are incorporated by reference from the Disbursement Agreement and to provide the certification contained herein. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Disbursement Agreement.

(b) The Construction Manager hereby concurs in all material respects with the certifications in Paragraph (d) of the above-referenced Project Budget Amendment Certificate as they apply to that portion of the Project for which the Construction Manager is the Contractor; provided that where any certification of the Borrower is limited to the Borrower’s knowledge for the purpose of this certificate such concurrence shall instead be made to Construction Manager’s knowledge.

(c) The Construction Manager concurs that, with respect to that portion for which the Construction Manager is the Contractor, it reasonably believes that the Opening Date is likely to occur on or prior to the Scheduled Opening Date and the Substantial Completion Date is likely to occur on or prior to the Scheduled Completion Date, as modified pursuant to Section 6.8 of the Disbursement Agreement (in each case to the extent such milestone date has not already occurred).

(d) The Construction Manager has no reason to believe that the proposed amendment is not consistent with the current Plans and Specifications.

The Disbursement Agent, the Agent and the Construction Consultant are entitled to rely on the foregoing certifications in authorizing and making the amendment to the Project Budget.

[SIGNATURE PAGE FOLLOWS]

EXHIBIT N-8

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Construction Manager as of this [            ] day of [            ], 201[_].

[ ]

By:
Name:
Title:

EXHIBIT N-9

EXHIBIT 2

Construction Consultant Project Budget Amendment Form

[            ], 201[  ]

[Address]

Re:	Master Disbursement Agreement dated as of [ ], 2011 (the “Disbursement Agreement”) of [Borrower], a (the “Borrower”) [Project Linq / Project Octavius] Project Budget Amendment Certificate dated [ ], 201[ ]

Project:

Ladies and Gentlemen:

[Construction Consultant] (the “Construction Consultant”) hereby confirms as follows:

(a) The Construction Consultant has reviewed the above referenced Project Budget Amendment Certificate.

(b) The Construction Consultant concurs, to the best of its knowledge after due inquiry, with the certifications in Paragraphs (b) through (d) of the above-referenced Project Budget Amendment Certificate in all material respects, based on the information provided and the terms of our assignment; provided that where any certification of the Borrower is limited to the Borrower’s knowledge for the purpose of this certificate such concurrence shall instead be made to the Construction Consultant’s knowledge.

(c) The Construction Consultant last observed the Project on [            ].

Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Disbursement Agreement.

The Disbursement Agent and the Agent only are entitled to rely on the foregoing statements in authorizing and making the amendment to the Project Budget and no third party is entitled to rely on this budget amendment form.

[SIGNATURE PAGE FOLLOWS]

EXHIBIT N-10

IN WITNESS WHEREOF, the undersigned has executed this Construction Consultant’s Project Budget Amendment Form as of this [            ] day of [            ], 201[  ].

[CONSTRUCTION CONSULTANT]

By:
Name:
Title:

EXHIBIT N-11

EXHIBIT O

to Master Disbursement Agreement

Form of Borrower’s Opening Date Certificate

[            ], 201[  ]

[Address]

Re:	Master Disbursement Agreement dated as of [ ], 2011 (the “Disbursement Agreement”) of [Borrower], a (the “Borrower”).

Project:

Ladies and Gentlemen:

This Opening Date Certificate is delivered to you pursuant to Section 6.5 of the Disbursement Agreement. Capitalized terms used herein shall have the meanings assigned to such terms in the Disbursement Agreement. The Borrower hereby represents, warrants and certifies that the Opening Date has occurred with respect to [Project Linq / Project Octavius] as follows:

(a) All material Applicable Permits with respect to the operation of the Project in all material respects have been issued and are in full force and effect.

(b) The Borrower (or Construction Manager) has received Lien releases and waivers from each Contractor substantially in the forms of Exhibits C-1 and C-2 to the Disbursement Agreement, as applicable, covering all work on the Project through the Disbursement Request Date immediately prior to the Opening Date, other than Liens related to Permitted Amounts and Deferred Subcontractor Waivers.

(c) The Project is open to the public and operating in accordance with applicable law in all material respects with at least the Minimum Opening Day Facilities.

(d) The term of the Lease Agreement applicable to the Project has commenced, all rent due and payable under such Lease Agreement prior to the Opening Date has been paid in full and no event of default under such Lease Agreement has occurred and is continuing.

(e) Attached hereto as Exhibit 1 is the signed Construction Consultant’s Certificate.

The Disbursement Agent, the Agent and the Construction Consultant are entitled to rely on the foregoing certifications.

[SIGNATURE PAGE FOLLOWS]

EXHIBIT O-1

IN WITNESS WHEREOF, the undersigned has executed this Borrower’s Opening Certificate as of this [            ] day of [            ], 201[  ].

[Borrower]

By:
Name:
Title:

EXHIBIT O-2

EXHIBIT 1

to Borrower’s Opening Certificate

[See Exhibit H to Disbursement Agreement]

EXHIBIT O-3

EXHIBIT P

to Master Disbursement Agreement

Schedule of Project Cash Flows

[Redacted]

EXHIBIT P-1